     As filed with the Securities and Exchange Commission on August 6, 1996
- -------------------------------------------------------------------
- -------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ------------------------

                      METROMEDIA INTERNATIONAL GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title  of  each  class  of  securities  to  which  transaction  applies:
        ------------------------------------------------------------------------
     2) Aggregate   number   of   securities  to   which   transaction  applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- -------------------------------------------------------------------
- -------------------------------------------------------------------

                                     [LOGO]

                            ------------------------

                                 AUGUST 6, 1996

Dear Stockholder:

    On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Annual Meeting of Stockholders of Metromedia International Group, Inc. ("MIG"), which will be held in the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019 at 9:30 a.m., New York time, on August 29, 1996. I look forward to greeting as many stockholders as possible at the Annual Meeting.

    At the Annual Meeting, you will be asked to vote on proposals:

    1.  to  amend MIG's Restated  Certificate of Incorporation  to increase  the
       number   of  authorized  shares  of  Common  Stock  from  100,000,000  to
       400,000,000;

    2.  to elect three Class I Directors for a three year term ending in 1999;

    3. to approve the Metromedia International Group, Inc. 1996 Incentive Stock Plan; and

    4. to ratify the selection of KPMG Peat Marwick LLP as MIG's independent accountants for the year ending December 31, 1996.

    It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

    Thank you.

                                          Sincerely,

                                                    [LOGO]

                                          John D. Phillips
                                          PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

                      METROMEDIA INTERNATIONAL GROUP, INC.
                             ---------------------

                           945 EAST PACES FERRY ROAD
                                   SUITE 2210
                             ATLANTA, GEORGIA 30326

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 29, 1996
                             ---------------------

                             TO THE STOCKHOLDERS OF
                     METROMEDIA INTERNATIONAL GROUP, INC.:

    NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Metromedia International Group, Inc., a Delaware corporation ("MIG"), will be held on August 29, 1996, at 9:30 a.m., local time, in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019 for the purpose of considering and acting upon the following:

    1. A proposal to approve an amendment to MIG's Restated Certificate of Incorporation to increase the authorized number of shares of common stock, par value $1.00 per share, to 400,000,000.

    2. The election of three members to MIG's Board of Directors to serve a three-year term as Class I Directors.

    3. A proposal to approve and adopt the Metromedia International Group, Inc. 1996 Incentive Stock Plan.

    4. Ratification of the selection of KPMG Peat Marwick LLP as MIG's independent accountants for the year ending December 31, 1996.

    5. The transaction of such other business as may properly come before the Meeting or any adjournment thereof. The Board of Directors is not aware of any other business that will be presented for consideration at the Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSALS TO BE PRESENTED TO MIG STOCKHOLDERS AT THE MIG ANNUAL MEETING.

    Only stockholders of record at the close of business on July 25, 1996 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder, for any reason germane to the Meeting, during ordinary business hours during the ten days prior to the Meeting at 215 East 67th Street, New York, New York 10021.

                                          By Order of the Board of Directors.

                                          Arnold L. Wadler
                                          SECRETARY
New York, New York
August 6, 1996

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

                      METROMEDIA INTERNATIONAL GROUP, INC.
                               ------------------

                                PROXY STATEMENT
                     FOR AN ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 29, 1996
                             ---------------------

                      METROMEDIA INTERNATIONAL GROUP, INC.

    This Proxy Statement is being furnished to the holders of shares of common stock, par value $1.00 per share (the "Common Stock"), of Metromedia International Group, Inc., a Delaware corporation ("MIG" or the "Company") in connection with the solicitation of proxies by the Board of Directors of MIG for use at the Annual Meeting of the Stockholders of MIG to be held at 9:30 a.m. on August 29, 1996 in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019 (the "Annual Meeting"), and any adjournments of the Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to the stockholders of the Company on or about August 6, 1996.

    At the Annual Meeting, MIG Stockholders will be asked to vote upon (i) a proposal to amend MIG's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 110,000,000 to 400,000,000 (the "Charter Amendment"), (ii) the election of three members to MIG's Board of Directors to serve a three-year term as Class I Directors, (iii) a proposal to approve the Metromedia International Group, Inc. 1996 Incentive Stock Plan and
(iv) the ratification of the selection of KPMG Peat Marwick LLP as MIG's independent accountants for the year ending December 31, 1996.

                    INFORMATION REGARDING THE ANNUAL MEETING

GENERAL

    This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by the Board of Directors of MIG for use at the Annual Meeting, and any adjournments thereof. Each copy of this Proxy Statement which is being mailed or delivered to MIG Stockholders is accompanied by a MIG proxy card and the Notice of Annual Meeting of Stockholders of MIG. MIG's Annual Report to Stockholders, including financial statements for the year ended December 31, 1995, accompanies but does not constitute part of this Proxy Statement.

    All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, MIG Stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to other proposals, MIG Stockholders may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or may abstain from voting on any or all proposals. Stockholders should specify their respective choices on the accompanying proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares of Common
Stock represented by a signed proxy card will be voted "FOR" each of the proposals listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

    All proxy cards delivered pursuant to this solicitation are revocable at any time prior to the Annual Meeting at the option of the persons executing them by giving written notice to the Secretary of MIG, by delivering a later dated proxy card or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Metromedia International Group, Inc., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, NJ 07073,
Attention: Arnold L. Wadler, Secretary.

    Proxies will initially be solicited by MIG by mail, but directors, officers and selected employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. MIG also will request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and MIG will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by MIG.

THE ANNUAL MEETING

    The Annual Meeting is scheduled to be held in the Concourse Level at 1285 Avenue of the Americas, New York, New York 10019, on August 29, 1996, beginning at 9:30 a.m., local time. MIG Stockholders will be asked to vote upon (i) the Charter Amendment (Proposal No. 1), which amendment would increase the authorized number of shares of Common Stock from 110,000,000 to 400,000,000,
(ii) the election of three persons to serve a three-year term as Class I Directors of MIG's Board of Directors (Proposal No. 2), (iii) a proposal to approve the Metromedia International Group, Inc. 1996 Incentive Stock Plan (Proposal No. 3) and (iv) a proposal to ratify the selection of KPMG Peat Marwick LLP as MIG's independent accountants for the year ending December 31, 1996 (Proposal No. 4).

    The Board of Directors of MIG knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

    RECORD DATE; QUORUM. Only holders of record of Common Stock as of the close of business on July 25, 1996 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 66,051,054 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by approximately 7,658 stockholders of record, with each share entitled to one vote. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Except with respect to broker non-votes, the consequences of which are described below, shares of Common Stock represented by proxies marked "ABSTAIN" for any proposal presented at the Annual Meeting and shares of Common Stock held by persons in attendance at the Annual Meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum but shall not be voted for or against such proposal. Because of the vote required (see below) to approve the proposals presented at the Annual Meeting, abstentions will have the effect of a vote against such proposal (other than the election of directors). Shares as to which a broker indicates it has no discretion to vote and which are not voted will be considered not present at such meeting for purposes of determining the presence of a quorum and as unvoted for purposes of the approval of any proposal presented at the Annual Meeting. Because of the vote required to approve the Charter Amendment, broker non-votes with respect to such proposals will have the effect of a vote against the Charter Amendment and because of the vote required to approve the other proposals at the Annual Meeting, broker non-votes will have no effect on the outcome and the vote on any of such other proposals. With respect to the election of directors, abstentions and broker non-votes will be disregarded and will have no effect on the vote.

    VOTE REQUIRED. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt each of the matters identified in this Proxy Statement as being presented to holders of shares of Common Stock at the Annual Meeting (other than the Charter Amendment and the election of directors), each of which will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a majority of all of the issued and outstanding shares of Common Stock (whether or not represented in person or by proxy at the Annual Meeting) is required to approve the Charter Amendment. The affirmative vote of the holders of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the Class I Directors to MIG's Board of Directors.

                               SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of the MIG Record Date, certain information regarding each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) known (based solely upon filings with the Commission prior to such date pursuant to Sections 13(d) or 13(g) of the Exchange Act) to own beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) more than 5% of the outstanding Common Stock. In accordance with the rules promulgated by the Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including, but not limited to, shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                                   NUMBER OF SHARES OF
                                                                       COMMON STOCK        PERCENTAGE OF
                                                                       BENEFICIALLY         OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                                    OWNED (1)          COMMON STOCK
- -----------------------------------------------------------------  --------------------  -----------------
John W. Kluge, Stuart Subotnick and Metromedia Company...........       15,272,128(2)            23.1%
  One Meadowlands Plaza
  E. Rutherford, NJ 07073
Dietche & Field Advisers, Inc....................................        3,160,000               5.02%
  437 Madison Avenue
  New York, New York 10022

- ------------------------
(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

(2) Metromedia Company is a Delaware general partnership owned and controlled by John W. Kluge and Stuart Subotnick, each of whom is a director of MIG. The amount set forth in the table above includes 12,415,455 shares beneficially owned by Mr. Kluge and Mr. Subotnick beneficially through Metromedia Company and Met Telcell, Inc. ("Met Telcell"), a corporation owned and controlled by Messrs. Kluge and Subotnick, and 2,605,448 and 231,225 shares of Common Stock owned directly by a trust affiliated with Mr. Kluge and by Mr. Subotnick, respectively. The amount also includes options issued under the Metromedia International Group, Inc. 1996 Incentive Stock Plan (the "MIG 1996 Stock Plan") exercisable within 60 days of the date hereof. The MIG 1996 Stock Plan has not been approved by MIG's stockholders and the options issued thereunder are subject to forfeiture in the event the MIG 1996 Stock Plan is not approved by MIG's stockholders.
                            ------------------------

    The foregoing information is based on a review, as of the MIG Record Date, by MIG of statements filed with the Commission under Sections 13(d) and 13(g) of the Exchange Act. To the best knowledge of MIG, except as set forth above, no person owns beneficially more than 5% of the outstanding Common Stock.

SECURITIES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the beneficial ownership of Common Stock as of the MIG Record Date with respect to (i) each director and director nominee of MIG, (ii) each executive officer named in the Summary Compensation Table under "Executive Compensation" and (iii) all directors and executive officers of MIG as a group.

                                                                                          NUMBER OF SHARES
                                                                                                 OF
                                                                                            COMMON STOCK
                                                                     PERCENTAGE OF          BENEFICIALLY
NAME OF BENEFICIAL OWNER                                              COMMON STOCK          OWNED (1)(10)
- --------------------------------------------------------------  ------------------------  -----------------
Frederick B. Beilstein, III...................................         126,825(2)                 *
W. Tod Chmar..................................................         753,042(2)(6)(7)            1.1%
Walter M. Grant...............................................          62,729(2)(6)              *
John P. Imlay, Jr.............................................          20,000(2)(12)             *
Clark A. Johnson..............................................          28,000(2)(12)             *
John W. Kluge.................................................      15,030,903(3)(12)             22.8%
Silvia Kessel.................................................          53,085(12)                *
John D. Phillips..............................................       1,010,000(4)(12)              1.5%
Carl E. Sanders...............................................          32,097(2)(8)(12)          *
Richard J. Sherwin............................................         912,605(11)                 1.4%
Stuart Subotnick..............................................      12,656,680(5)(12)             19.2%
Arnold L. Wadler..............................................          65,416(12)                *
Leonard White.................................................          50,000(12)                *
All Directors and Executive Officers as a group (13
 persons).....................................................      17,445,702(9)                 26.4%

- --------------------------
  * Holdings do not exceed one percent of the total outstanding shares of Common Stock.

 (1) Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

 (2) Includes shares subject to purchase within the next 60 days under MIG's 1989 Stock Option Plan and MIG's 1991 Non-Employee Director Stock Option Plan.

 (3) Represents 12,415,455 shares beneficially owned through Metromedia Company and Met Telcell and 2,605,448 shares of Common Stock owned directly by a trust affiliated with Mr. Kluge.

 (4) Includes 1,000 shares owned by Mr. Phillips directly, 699,000 shares owned by Renaissance Partners, a Georgia general partnership in which Mr. Philips is a general partner, and 300,000 shares subject to purchase by Mr. Philips within the next 60 days pursuant to the exercise of a stock option. Mr. Phillips disclaims beneficial ownership of the shares owned by Renaissance Partners except to the extent of his interest in Renaissance Partners.

 (5) Represents 12,415,455 shares beneficially owned through Metromedia Company and Met Telcell and 231,225 shares owned directly by Mr. Subotnick.

 (6) Includes shares allocated to the named executive officer's account under MIG's Employee Stock Purchase Plan as of the date hereof.

 (7) Includes 699,000 shares owned by Renaissance Partners, a Georgia general partnership in which a corporation owned by Mr. Chmar serves as general partner. Mr. Chmar disclaims beneficial ownership of the shares owned by Renaissance Partners except to extent of his interest in Renaissance Partners.

 (8) Includes 600 shares subject to purchase by Mr. Sanders within the next 60 days pursuant to the conversion of the $25,000 face amount (less than 1%) of the Company's 6 1/2% Convertible Subordinated Debentures due 2002 beneficially owned by Mr. Sanders, which are convertible into Common Stock at a conversion price of $41 5/8 per share.

 (9) The number of shares shown for directors and executive officers as a group includes an aggregate of 1,090,784 shares which are subject to purchase within 60 days of the date hereof pursuant to stock options.

(10) Does not include options issued under the 1996 Incentive Stock Plan (as defined below), as such options are not presently exercisable and will not become exercisable within 60 days of the date hereof.

(11) Includes options to purchase 657,917 shares of Common Stock exercisable within 60 days of the date hereof.

(12) Includes options issued under the Metromedia International Group, Inc. 1996 Incentive Stock Plan (the "MIG 1996 Stock Plan") exercisable within 60 days of the date hereof. The MIG 1996 Stock Plan has not been approved by MIG's stockholders and the options issued thereunder are subject to forfeiture in the event the MIG 1996 Stock Plan is not approved by MIG's stockholders.

                             DIRECTORS AND OFFICERS

DIRECTORS OF MIG

    The Board of Directors of MIG, which presently consists of ten members, is divided into three classes. The Class I Directors were initially elected for a term expiring at the Annual Meeting, the Class II Directors were initially elected for a term expiring at the annual meeting of stockholders of MIG to be held in 1997, and the Class III Directors were elected for a term expiring at the annual meeting of stockholders to be held in 1998. Members of each class will hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of MIG, the successors of the class of directors whose term expires at that meeting shall be elected by a plurality vote of all votes cast at such meeting and will hold office for a three-year term. The Class I Directors, whose term expires at the Annual Meeting, are John W. Kluge, Stuart Subotnick and John P. Imlay, Jr. The Class II Directors are John D. Phillips, Richard I. Sherwin and Leonard White. The Class III Directors are Silvia Kessel, Carl E. Sanders, Arnold L. Wadler and Clark A. Johnson.

    For  more  information   regarding  each  of   MIG's  directors,   including
biographical information, see "PROPOSAL NO. 2 -- ELECTION OF DIRECTORS."

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD

    The Board of Directors held five regular meetings and three special meetings during 1995. Of these meetings, four of the regular meetings and each of the special meetings were held prior to the consummation of the November 1 Mergers, and one regular meeting was held following the consummation of the November 1 Mergers. In addition, the Board of Directors took action by unanimous written consent one time prior to the consummation of the November 1 Mergers and two times following the consummation of the November 1 Mergers. All directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served.

    The Board of Directors has delegated certain functions to the following standing committees:

    THE EXECUTIVE COMMITTEE is authorized to exercise, to the extent permitted by law, all of the powers of the Board of Directors in the management and affairs of the Company. Prior to the consummation of the November 1 Mergers, the Executive Committee held nine meetings. Following such time, the Executive Committee did not meet. The current members of the Executive Committee are Messrs. Kluge, Subotnick and Phillips.

    THE AUDIT COMMITTEE is responsible for (a) reviewing the professional services and independence of MIG's independent auditors and the scope of the annual external audit recommended by the independent auditors, (b) ensuring that the scope of the annual external audit is sufficiently comprehensive, (c) reviewing, in consultation with MIG's independent auditors and MIG's internal auditors, the plan and results of the annual external audit, the adequacy of MIG's internal control systems and the results of MIG's internal audit and (d) reviewing with management and MIG's independent auditors MIG's annual financial statements, financial reporting practices and the results of such external audit. The Audit Committee did not meet during 1995. The current members of the Audit Committee are Messrs. Subotnick, Imlay and Johnson.

    THE COMPENSATION COMMITTEE'S functions are to review, approve, recommend and report to the Board of Directors on matters specifically relating to the compensation of MIG's executive officers and other key executives and to administer MIG's stock option plans. The committee held two meetings during 1995, one prior to the consummation of the November 1 Mergers and one subsequent thereto. The current members of the Compensation Committee are Messrs. Sanders, Imlay and Johnson.

    THE NOMINATING COMMITTEE'S principal function is to identify candidates and recommend to the Board of Directors nominees for membership on the Board of Directors. The Nominating Committee expects normally to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees, provided MIG's stockholders follow procedures specified in MIG's By-laws. These procedures provide that, in order to nominate an individual to the Board of Directors, a MIG Stockholder must provide timely notice of such nomination in writing to the Secretary of MIG and a written statement by the candidate of his or her willingness to serve. Such notice must include the information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, along with the name, record address, class and number of shares of common stock beneficially owned by the stockholder giving such notice. To be timely, notice must be received by MIG not less than 60 days nor more than 90 days prior to the first anniversary of the date of MIG's annual meeting for the preceding year; PROVIDED, HOWEVER, that in the event the date of annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, such notice must be received within 10 days following public disclosure by MIG of the date of the annual or special meeting at which directors are to be elected. For purposes of this notice requirement, disclosure shall be deemed to be first made when disclosure of such date of the annual or special meeting of stockholders is first made in a press release reported by the Dow Jones News Service, Associated Press or other comparable national news services, or in a document which has been publicly filed by MIG with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act. Any such nominations should be submitted in writing to MIG, c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073, Attention: Secretary. The Nominating Committee did not hold any formal meetings in 1995. The current members of the Nominating Committee are Messrs. Subotnick and Wadler and Ms. Kessel.

COMPENSATION OF DIRECTORS

    During 1995, each director of the Company who was not employed by the Company or affiliated with Metromedia Company (the "Non-Employee Directors") received a $2,000 monthly retainer plus a separate attendance fee for each meeting of the Board of Directors or committee of the Board of Directors in which such director participated. During 1995, the attendance fees were $1,200 for each meeting of the Board of Directors attended by a Non-Employee Director in person and $500 for each meeting of the Board of Directors in which a Non-Employee Director participated by conference telephone call. Members of committees of the Board of Directors are paid $500 for each meeting attended.

    Prior to December 13, 1995, Non-Employee Directors were entitled to receive options to purchase shares of the Company's Common Stock under the Company's 1991 Non-Employee Director Stock Option Plan (as amended, the "Director Plan"). Under the Director Plan, each Non-Employee Director who was a director of the Company on August 3, 1992 was granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price of $11.875, the closing price of the Common Stock on the trading day immediately preceding the date of grant. Options granted to these Non-Employee Directors became fully vested as to all 10,000 shares upon approval of certain amendments to the Director Plan at the Company's 1993 Annual Meeting of Stockholders.

    The Director Plan further provided that each person who became a Non-Employee Director of the Company after August 3, 1992 would receive an option to purchase 10,000 shares of the Company's Common Stock on the day such director is elected as a director, at an exercise price equal to the closing price of the Common Stock on the trading day preceding such director's election. Options granted to these Non-Employee Directors became fully vested and exercisable as to all 10,000 shares on March 31 in the year after the date the Non-Employee Director was elected, provided the Company had net income for the year in which the Non-Employee Director was elected or earnings equal to or better than budgeted results for such year.

    All options granted under the Director Plan had a term of ten years. The Director Plan had originally been scheduled to terminate on June 27, 2001. However, at a meeting of the Board of Directors held on December 13, 1995, the Board of Directors terminated the Director Plan. Options outstanding as of December 13, 1995 are unaffected by the termination of the Director Plan.

    In addition to establishing a stock option plan for its Non-Employee Directors, the Company implemented, during the first quarter of 1992, a group medical plan for its Non-Employee Directors (the "Non-Employee Director Medical Plan") which provided medical coverage at group premium rates to active Non-Employee Directors electing such coverage and to any Non-Employee Director who retired from the Board of Directors after attaining age 65 and who either participated in the plan for the entire period that the individual served as a director since March 1, 1992 or participated in the plan for the three consecutive years immediately prior to the individual's retirement as a director. The medical plan paid for 100% of a Non-Employee Director's single coverage premium and between 25% and 50% of the dependent coverage premium. At the meeting of the Board of Directors of the Company held on December 13, 1995, the Company's Board of Directors terminated the Non-Employee Director Medical Plan.

EXECUTIVE COMPENSATION

    The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to the Chief Executive Officer and MIG's other most highly compensated executive officers during the fiscal years ended December 31, 1995, December 31, 1994 and December 31, 1993 for services rendered in all capacities to MIG and its subsidiaries. In addition, the Summary Compensation Table sets forth similar information for such periods with respect to Frederick B. Beilstein, III and Walter M. Grant, who would have been among MIG's four most highly compensated executive officers during 1995 but for the fact that such persons were not serving as executive officers of MIG at the end of 1995. The persons listed in the table below are referred to as the "Named Executive Officers."

                              SUMMARY COMPENSATION

                                                                                           LONG-TERM
                                                                                         COMPENSATION
                                                        ANNUAL COMPENSATION                 AWARDS
                                               -------------------------------------  -------------------
                                                                            OTHER          NUMBER OF
                                                                           ANNUAL         SECURITIES         ALL OTHER
                                                                          COMPENSA-       UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR      SALARY ($)    BONUS ($)   TION ($)(1)   STOCK OPTIONS (#)      ($)(2)
- --------------------------------  -----------  -----------  -----------  -----------  -------------------  -------------
John D. Phillips................       1995     $ 624,984    $ 750,000       --               -0-            $  15,096
  President and                        1994(3)    438,289      438,289       --              300,000            13,336
  Chief Executive Officer              1993        --           --           --               --                --
Frederick B. Beilstein, III            1995       274,992      137,500       --               -0-                4,480
  (4)...........................
  Former Senior Vice President,        1994       274,992      165,000       --               95,000             4,435
  Treasurer and Chief                  1993       269,783       41,250       --               19,100             4,390
  Financial Officer
Walter M. Grant (5).............       1995       237,500      118,750       --               -0-                9,757
  Former Senior Vice President,        1994       237,500      142,500       --               95,000            12,623
  General Counsel and                  1993(6)    110,048       16,875       --               20,000            44,645
  Secretary
W. Tod Chmar....................       1995       235,000      235,000       --               -0-                4,095
  Senior Vice President                1994(3)    164,801       98,881       --               70,000             6,866
                                       1993        --           --           --               --                --

- ------------------------------
(1) The Company provides perquisites and other personal benefits to the executive officers of the Company. The value of the perquisites and benefits provided to each Named Executive Officer during 1993, 1994 and 1995 did not exceed the lesser of $50,000 or 10% of such officer's salary plus annual bonus.

(2) The amounts in this column include (i) premiums paid by the Company on behalf of its executive officers under life insurance policies providing death benefits to the designated beneficiaries of the executive officers, including premium payments of (A) $4,200 in each of 1993, 1994 and 1995 on behalf of Mr. Beilstein, (B) $1,312 in 1993 and $5,080 in 1994 on behalf of Mr. Grant, and (C) $2,159 in 1994 and $3,945 in 1995 on behalf of Mr. Chmar;
    (ii) a payment of $13,336 made by the Company to Mr. Phillips in 1994 and payments of $15,096 and $5,080 made by the Company to Mr. Phillips and Mr. Grant, respectively, in 1995 in lieu of their participation in the life insurance programs maintained by the Company for its executive officers;
    (iii) matching contributions made by the Company under its Employee Stock Purchase Plan totaling $3,333 in 1993 for the benefit of Mr. Grant, $5,000 and $4,582 in 1994 for the benefit of Messrs. Grant and Chmar, respectively, and $2,083 in 1995 for the benefit of Mr. Grant; (iv) matching contributions of $2,310 made by the Company in each of 1994 and 1995 for the benefit of Mr. Grant under a 401(k) savings plan sponsored by a subsidiary of the Company; and (v) a relocation allowance of $40,000 provided by the Company to Mr. Grant in 1993. Under the Company's group universal life insurance program, each of the Company's executive officers is entitled to own $500,000 of universal life insurance on which the Company pays the premiums. In addition to the universal life insurance program, the Company also made premium payments for term life insurance policies of (1) $190 in 1993, $235 in 1994 and $280 in 1995 on behalf of Mr. Beilstein; (2) $233 in 1994 and $284 in 1995 on behalf of Mr. Grant; and (3) $125 in 1994 and $150 in 1995 on behalf of Mr. Chmar.

(3) The amounts shown for 1994 reflect less than a full year of compensation for Messrs. Phillips and Chmar, both of whom were employed by the Company on April 19, 1994.

(4) Mr. Beilstein served as Senior Vice President, Treasurer and Chief Financial Officer of the Company from May 31, 1991 until November 1, 1995. Following November 1, 1995, Mr. Beilstein remained as an employee of the Company until January 21, 1996. The amounts shown in the table for 1995 reflect all compensation paid to or accrued for Mr. Beilstein during 1995. Mr. Beilstein served as a consultant to the Company from January 22, 1996 through March 3, 1996 pursuant to the terms of a Post-Employment Consulting Agreement between the Company and Mr. Beilstein. See "-- Certain Agreements Regarding Employment Post-Employment Consulting Agreements with Walter M. Grant and Frederick B. Beilstein."

(5) Mr. Grant served as Senior Vice President, General Counsel and Secretary of the Company from July 6, 1993 until the consummation of the November 1 Mergers. Following November 1, 1995, Mr. Grant remained as an employee of the

    Company in order to assist in transition activities relating to the November 1 Mergers. The amounts shown in the table for 1995 reflect all compensation paid to or accrued for Mr. Grant during 1995. Mr. Grant remained as an employee of the Company until June 15, 1996. He now serves as a consultant to the Company pursuant to the terms of a Post-Employment Consulting Agreement between the Company and Mr. Grant. See "-- Certain Agreements Regarding Employment Post-Employment Consulting Agreements with Walter M. Grant and Frederick B. Beilstein."

(6) The amounts shown for 1993 reflect less than a full year of compensation for Mr. Grant, who was employed by the Company on July 6, 1993.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The Company did not grant any stock options or limited stock appreciation rights ("SARs") to any of the Named Executive Officers during the fiscal year ended December 31, 1995. The following table sets forth information concerning the exercise of options or SARs by the Named Executive Officers during the 1995 fiscal year and the number of unexercised options and SARs held by such officers as of the end of the 1995 fiscal year.

                                                          FY End Value -- $14.00

             AGGREGATED OPTION AND SAR EXERCISES IN 1995 AND FISCAL
                         YEAR-END OPTION AND SAR VALUES

                                                                          NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN
                                                      VALUE REALIZED     UNDERLYING UNEXERCISED               THE
                                                       ($) (MARKET       OPTIONS/SARS AT FISCAL      MONEY OPTIONS/SARS AT
                                         SHARES           PRICE               YEAR END (#)            FISCAL YEAR END ($)
                                       ACQUIRED ON   AT EXERCISE LESS  --------------------------  --------------------------
NAME                                  EXERCISE (#)   EXERCISE PRICE)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ------------------------------------  -------------  ----------------  -----------  -------------  -----------  -------------
John D. Phillips....................       -0-             -0-            300,000        -0-        $2,287,500       -0-
Frederick B. Beilstien, III.........       47,000       $  417,000         49,825        52,275        33,425    $   272,445
Walter M. Grant.....................       46,000          409,430         16,500        52,500        88,914        296,876
W. Tod Chmar........................       -0-             -0-             36,542        36,542       185,938        185,938

    PENSION PLANS

    The Company maintains a qualified defined benefit pension plan and a nonqualified supplemental pension plan for the benefit of eligible participants, including certain of the Company's executive officers. The Company's nonqualified supplemental pension plan provides benefits that would otherwise be denied participants by reason of certain limitations under the Internal Revenue Code on qualified plan benefits and provides certain other supplemental pension benefits to certain of the Company's executive officers and highly compensated employees. On December 13, 1995, the Board of Directors of the Company amended the pension plan and the supplemental pension plan to cease benefit accruals after December 31, 1995. Accordingly, the only benefits that will be payable under these plans are those benefits that had accrued as of December 31, 1995.

    A participant's compensation covered by the Company's pension plan and supplemental pension plan is his or her average annual compensation for the five consecutive calendar plan years during the last ten years of the participant's career for which such average is the highest or, in the case of a participant who has been employed for less than five full calendar years, the period of his or her employment with the Company and its subsidiaries ("covered compensation"). A participant's covered compensation generally means the total taxable compensation required to be reported on the participant's Form W-2 for income tax purposes, except that this amount (excluding bonuses) is annualized for periods covering less than a full calendar year. Generally, a participant earns retirement benefits at the rate of 2% of his covered compensation for the first 20 years of service and 1% for each additional 20 years of service. Participants become vested in their retirement benefits after completing at least five years of servicing or attaining age 50 or upon retirement after age 62 with at least one year of service. The estimated years of service for each Named Executive Officer as of December 31, 1995 was as follows: Mr. Phillips:
1  2/3  years;   Mr.  Beilstein:  4   1/2  years;  Mr.   Grant:  2  1/2   Years;

and Mr. Chmar: 1 2/3 years. Based on these provisions and the number of years of service completed, the annual vested retirement benefits as of December 31, 1995 were $42,015 for Mr. Phillips and $24,189 for Mr. Grant. Neither Mr. Beilstein nor Mr. Chmar had vested retirement benefits as of December 31, 1995, the date as of which MIG ceased benefit accruals under its pension plan and supplemental pension plan, because neither had completed at least five years of service with MIG or attained age 50 as of December 31, 1995. These benefits are based on a straight line annuity beginning at age 62. Mr. Beilstein and Mr. Chmar did not have a vested retirement benefit as of December 31, 1995, the date as of which the Company ceased benefit accruals under its pension plans. Accordingly, neither Mr. Beilstein nor Mr. Chmar is entitled to receive pension benefits under such plans upon retirement. A participant's covered compensation for purposes of the pension plan differs from compensation reported in the Summary Compensation Table (the "Table") in that (i) covered compensation includes certain taxable employee benefits not required to be reported in the Table and
(ii) covered compensation includes all compensation received by the executive during the year (regardless of when it was earned), whereas the Table includes only compensation earned during the year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MIG'S RELATIONSHIP WITH METROMEDIA COMPANY

    MIG is a party to a number of agreements and arrangements with Metromedia Company ("Metromedia") and its affiliates, the material terms of which are summarized below.

    HISTORICAL RELATIONSHIP

    Metromedia and its affiliates are collectively the largest single stockholder of the Company, owning, as of the Record Date, approximately 23.1% of the issued and outstanding shares of Common Stock. Prior to the November 1, 1995 mergers of Orion Pictures Corporation ("Orion") and Metromedia Telecommunications, Inc. ("MITI") with and into subsidiaries of MIG and of MCEG Sterling Incorporated ("Sterling") with and into MIG (collectively, the "November 1 Mergers"), Metromedia and its affiliates were the principal stockholders of Orion and MITI.

    Prior to the November 1 Mergers, Orion, MITI and Sterling were party to a number of material contracts and other arrangements with Metromedia and certain affiliates of Metromedia pursuant to which Metromedia and certain of its affiliates made loans or provided financing to, or paid obligations on behalf of, each of Orion, MITI and Sterling (collectively, the "Metromedia Obligations"). In connection with the consummation of the November 1 Mergers, Metromedia Obligations were refinanced, repaid or converted into equity of the Company.

    A portion of the Metromedia Obligations ($20,400,000 owed by Orion, $34,076,000 owed by MITI and $524,000 owed by Sterling) was financed by Metromedia through borrowings under a $55 million credit agreement between the Company (then known as "The Actava Group Inc.") and Metromedia (the "Actava-Metromedia Credit Agreement"). On November 1, 1995, Orion, MITI and Sterling each repaid such amounts to Metromedia Company and Metromedia Company repaid the amounts owed by it to the Company under the Actava-Metromedia Credit Agreement ($55 million). Because on November 1, 1995, Orion, Sterling and MITI were merged with the Company, there was no net addition to the assets of the Company as a result of these transactions.

    In addition, prior to the November 1 Mergers, Metromedia and John W. Kluge, the Chairman and Chief Executive Officer of Metromedia, had guaranteed (the "Orion Guarantee") certain amounts owed by Orion under its then existing credit facility and certain amounts owed to Sony Pictures Entertainment Corp. by Orion. Metromedia and Mr. Kluge collectively were majority stockholders of Orion and issued these guarantees in 1991 as part of its bankruptcy reorganization plan. As consideration for the guarantees and the contribution to Orion by Metromedia and Mr. Kluge of $15 million in cash and certain film rights, Metromedia and Mr. Kluge received a total of 10,020,000 shares of Orion common stock, which shares were converted into MIG Common Stock in connection with the November 1 Mergers. Pursuant to the Orion Guarantee, Metromedia made payments on behalf of Orion to the banks under its then existing credit facility and to Sony in the aggregate amount of $59,592,446 during 1994 and 1995. Under a Reimbursement Agreement between Orion and Metromedia, Orion was required to reimburse Metromedia in full for all payments made by Metromedia on Orion's behalf pursuant to the Orion Guarantee. At the effective time of the November 1 Mergers, Orion repaid Metromedia $63,296,514 pursuant to the Reimbursement Agreement. Of the payments made by Metromedia on behalf of Orion and repaid by Orion to Metromedia pursuant to the Reimbursement Agreement, $20,400,000 was financed by borrowings by Metromedia under the Actava-Metromedia Credit Agreement described above.

    Prior to the November 1 Mergers, Metromedia, through an affiliate, provided Orion and its affiliates with non-recourse financing (which was not financed by Metromedia pursuant to the Actava-Metromedia Credit Agreement) to acquire certain theatrical and home video product (the "MetProductions Indebtedness"). Pursuant to a Contribution Agreement entered into in connection with the November 1 Mergers, the MetProductions Indebtedness ($10,426,552 at November 1, 1995, including accrued interest) was converted into 993,005 shares of Common Stock at the effective time of the November 1 Mergers. In addition, Metromedia, through its affiliates, provided MITI and its affiliates with certain loans (which were not financed by Metromedia pursuant to the Actava-Metromedia Credit Agreement) to fund MITI's operations and repay certain of its indebtedness (the "MITI Indebtedness"). Pursuant to the Contribution Agreement, the MITI Indebtedness ($26,641,744 at November 1, 1995, including accrued interest) was converted into 2,537,309 shares of Common Stock at the effective time of the November 1 Mergers.

    RELATIONSHIPS WITH THE COMPANY FOLLOWING THE NOVEMBER 1 MERGERS

    ORION CREDIT FACILITY. On November 1, 1995, Orion entered into a Credit, Security and Guaranty Agreement (the "Old Credit Agreement") with Chemical Bank ("Chemical") and a syndicate of lenders (the "Lenders"), under which Chemical and the Lenders provided Orion with a five-year $185 million secured credit facility (the "Old Credit Facility") to finance Orion's development, production, acquisition and worldwide distribution and exploitation of motion pictures, video product and made-for-television product. On June 27, 1996, Orion, its subsidiaries and Chemical amended and restated the Old Credit Agreement, increasing the amount available under the Old Credit Facility to a $300 million facility, consisting of a $200 million term loan and a $100 million revolving credit facility (the "Amended Credit Facility"). Orion's obligations under the Amended Credit Facility are guaranteed on a joint and several basis by all of Orion's active subsidiaries (including recently acquired Goldwyn Entertainment Company ("Goldwyn") and Motion Picture Corp. of America ("MPCA") and their respective subsidiaries). In addition, in order further to induce Chemical and the other Lenders to provide the revolving portion of the Amended Credit Facility, John W. Kluge and Metromedia Company each guaranteed the due and punctual payment of all funds due under the revolving credit loan portion of such credit facility, including all related costs and attorneys' fees, up to a maximum amount of the lesser of (i) $100 million and (ii) the amount, if any, by which Orion's outstanding obligations under the revolver exceed the amount by which the borrowing base under the Amended Credit Facility exceeds the term loan portion of such credit facility. As of the MIG Record Date, Orion owed approximately $31.5 million under the revolving portion of the Amended Credit Facility, of which approximately $4 million was reserved for outstanding letters of credit. Neither Mr. Kluge nor Metromedia received any consideration for guaranteeing Orion's obligations under the Amended Credit Facility. Their guarantees were, however, a condition to Chemical's agreeing to provide the revolving portion of such Facility. In addition, Metromedia had guaranteed the payment by Orion to Chemical of certain fees payable in connection with the execution of the commitment letter with Chemical for the Old Credit Facility. All such fees were paid by Orion on January 1, 1996. Furthermore, Metromedia guaranteed the payment of certain third party accounts receivable owed to Orion so that the entire face amount of such accounts could be included in the borrowing base for the Old Credit Facility. Neither Mr. Kluge nor Metromedia received any consideration for providing such guarantees.

    MIG CREDIT FACILITY. Mr. Kluge had guaranteed the payment by the Company of the difference between the amount outstanding under the Company's $35 million revolving credit facility with Chemical Bank and the maximum available amount permitted to be outstanding under such credit facility, which was based on a percentage of the market value of the shares of the common stock of Roadmaster Industries Inc. held by the Company. All amounts outstanding under this Credit Agreement were repaid on July 2, 1996.

    MITI BRIDGE LOAN AGREEMENT. Metromedia, pursuant to the terms of a Bridge Loan Agreement between Metromedia and MITI, had made available to MITI up to $15 million of revolving credit in order to satisfy its commitments and working capital requirements. Amounts outstanding under the Bridge Loan Agreement, plus interest at the rate of LIBOR plus 2%, were repaid in full on July 2, 1996 in accordance with the terms of the Bridge Loan Agreement.

    MANAGEMENT AGREEMENT. The Company is a party to a management agreement with Metromedia dated November 1, 1995 (the "Management Agreement"), pursuant to which Metromedia provides the Company with management services, including legal, insurance, payroll and financial accounting systems and cash management, tax and benefit plans. The Management Agreement terminates on October 31, 1996, and is automatically renewed for successive one year terms unless either party terminates upon 60 days prior written notice. The management fee under the Management Agreement is $1.5 million per year, payable monthly at a rate of $125,000 per month. The Company is also obligated to reimburse Metromedia all its out-of-pocket costs and expenses incurred and advances paid by Metromedia in connection with the Management Agreement. Pursuant to the Management Agreement, the Company has agreed to indemnify and hold Metromedia harmless from and against any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any kind) imposed on, incurred by or asserted against Metromedia in connection with the Management Agreement. In fiscal 1995, Metromedia received no money for its out-of-pocket costs and expenses or for interest on advances extended by it to the Company pursuant to the Management Agreement.

    TRADEMARK LICENSE AGREEMENT. The Company is a party to a license agreement with Metromedia (the "Metromedia License Agreement"), dated November 1, 1995, pursuant to which Metromedia has granted the Company a non-exclusive, non-transferable, non-assignable right and license, without the right to grant sublicenses, to use the trade name, trademark and corporate name "Metromedia" in the United States and, with respect to MITI, worldwide, royalty-free for a term of 10 years. The Metromedia License Agreement can be terminated by Metromedia upon one month's prior written notice in the event (i) Metromedia or its affiliates own less than 20% of the Common Stock; (ii) of a Change in Control of the Company (as defined below); or (iii) any of the stock or all or substantially all of the assets of any of the subsidiaries of the Company are sold or transferred, in which case, the Metromedia License Agreement shall terminate with respect to such subsidiary. A Change in Control of the Company is defined as (a) a transaction in which a person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) not in existence at the time of the execution of the Metromedia License Agreement becomes the beneficial owner of stock entitling such person or group to exercise 50% or more of the combined voting power of all classes of stock of the Company; (b) a change in the composition of the Company's Board of Directors whereby a majority of the members thereof are not directors serving on the board at the time of the Metromedia License Agreement or any person succeeding such director who was recommended or elected by such directors; (c) a reorganization, merger or consolidation whereby, following the consummation thereof, Metromedia would hold less than 20% of the combined voting power of all classes of the Company's stock; (d) a sale or other disposition of all or substantially all of the assets of the Company; or (e) any transaction the result of which would be that the Common Stock would not be required to be registered under the Exchange Act and the holders of Common Stock would not receive common stock of the survivor of the transaction which is required to be registered under the Exchange Act.

    In addition, Metromedia has reserved the right to terminate the Metromedia License Agreement in its entirety immediately upon written notice to the Company if, in Metromedia's sole judgment, the Company's continued use of "Metromedia" as a trade name would jeopardize or be detrimental to the goodwill and reputation of Metromedia.

    Pursuant to the Metromedia License Agreement, the Company has agreed to indemnify and hold harmless Metromedia against any and all losses, claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and reasonable legal (and other expenses related thereto) arising in connection with the Metromedia License Agreement.

    The Company believes that the terms of each of the transactions described above were no less favorable to the Company then could have been obtained from non-affiliated parties.

    IMAGE OUTPUT AGREEMENT. Mr. Kluge beneficially owns more than 10% of the common stock of Image Investors Co., a Delaware corporation. Image Investors owns approximately 40% of the common stock of Image Entertainment, Inc.
("Image"). OHEC was a party to an output license agreement with Image which terminated on December 31, 1995 pursuant to which OHEC granted to Image the rights to manufacture, market and sell on laserdiscs for private in-home use certain feature length programs released by Orion on videocassette for a period of three years from the date of first release by Image on laserdisc in consideration of a royalty payment payable with respect to each program. For the year ended December 31, 1995, Image paid to Orion approximately $719,310 under the agreement. Orion, OHEC and Image are currently negotiating the terms of a new output agreement. Since December 31, 1995, the parties have been operating as if the old output agreement is still in effect.

    WORLDCOM. Orion is a customer of WorldCom, Inc. (formerly known as LDDS Metromedia Communications), which provides long distance telephone services to Orion ("Worldcom"). Mr. Kluge, the Chairman of the Company, is Chairman of the Board of WorldCom; Mr. Subotnick, the Vice Chairman of the Board of the Company, is a Director of WorldCom; and Silvia Kessel, a Senior Vice President and Director of the Company, serves on WorldCom's Board of Directors. For the fiscal year ended December 31, 1995, Orion paid $164,583 to WorldCom for long distance services rendered.

CHANGE IN CONTROL

    The  consummation  on November  1,  1995 of  the  mergers of  Orion Pictures
Corporation ("Orion") and Metromedia International Telecommunications, Inc. ("MITI") with and into newly-formed subsidiaries of MIG (then known as The Actava Group Inc.) and the merger of MCEG Sterling Incorporated with and into MIG (collectively, the "November 1 Mergers") effected a "change in control" of MIG. Metromedia Company and its affiliates, MetProductions, Inc., Met International, Inc. and Met Telcell, Inc., as stockholders of Orion and MITI, were issued 15,252,128 shares of Common Stock in connection with the November 1 Mergers and related transactions (in consideration for 11,215,325 shares of Orion Common Stock, 957,414 shares of MITI Common Stock and the contribution to the Company of approximately $37,068,296 in indebtedness), which, at the time, represented approximately 35.9% of the outstanding shares of Common Stock. Also, pursuant to the November 1 Mergers, Metromedia Company and its affiliates were entitled to appoint, and did appoint, six of the ten members of MIG's Board of Directors. As of the Record Date, Metromedia Company and its affiliates beneficially own approximately 23.1% of the outstanding Common Stock.

AGREEMENTS ENTERED INTO IN CONNECTION WITH THE GOLDWYN MERGER

    DISTRIBUTION AGREEMENT

    In connection with the acquisition of Goldwyn by MIG on July 2, 1996 (the "Goldwyn Merger"), the Samuel Goldwyn, Jr. Family Trust (the "Goldwyn Trust") and Goldwyn entered into a distribution agreement (the "Distribution Agreement") for the worldwide distribution in all media of 75 classic motion pictures owned by the Goldwyn Trust for a term ending on December 31, 2020. The Goldwyn Trust was the majority stockholder of Goldwyn and immediately following the Goldwyn Merger owned 1,996,418 shares of Common Stock. Mr. Samuel Goldwyn, Jr. is a trustee of the Goldwyn Trust and serves as Chairman of Goldwyn, an indirect wholly-owned subsidiary of MIG. Under the Distribution Agreement, Goldwyn has the sole and exclusive right and license to distribute, license and otherwise exploit the Pictures in any and all versions and languages in all media throughout the world. In addition, so long as Mr. Goldwyn remains Chairman of Goldwyn, Goldwyn shall have the exclusive right of first refusal to produce any remake or sequel rights which the Goldwyn Trust elects to exploit; provided, that, in the event that Mr. Goldwyn no longer serves as Chairman, other than as a result of termination for "cause," such rights shall terminate; and, provided further, that if he is terminated for "cause," such rights shall terminate on the seventh anniversary of the date of the Distribution Agreement.

    Under the Distribution Agreement, until December 31, 1996, Goldwyn is entitled to receive a distribution fee of 35% of the proceeds derived from the distribution of the Pictures and shall be reimbursed for all costs incurred in connection with such distribution. From January 1, 1997 through the remainder of the term of the Distribution Agreement, Goldwyn will receive a distribution fee of 30% of the proceeds received from the distribution of the Pictures, and shall be reimbursed for all costs relating to such distribution.

    In addition, certain participations payable owed by Goldwyn to the Goldwyn Trust have accrued under an existing distribution agreement between the Company and the Goldwyn Trust relating to the Pictures (the "Accrued Participations") and have not been paid as a result of limitations set forth in the Company credit facility with its bank group. Pursuant to the Distribution Agreement, the Goldwyn Trust will receive a minimum of $800,000 per year until the amount of Accrued Participations has been reduced to zero. The Distribution Agreement limits the amount of money that the Goldwyn Trust can receive in respect of Accrued Participations and future participations owed to the Goldwyn Trust to a maximum amount per year escalating from $1.25 million to $1.5 million over a four-year period.

    TRADEMARK LICENSE AGREEMENT

    Pursuant to a trademark license agreement entered into in connection with the Goldwyn Merger, Mr. Samuel Goldwyn, Jr. agreed to license the trademark "Samuel Goldwyn" to Goldwyn in perpetuity, royalty-free for use in connection with presently existing film and television product and has agreed to a non-exclusive license to use the name "Goldwyn" in perpetuity, royalty-free in connection with the film and television product of Goldwyn that is consistent with the high quality standards established by Mr. Goldwyn.

    PRODUCTIONS AND NIGHTLIFE

    Samuel Goldwyn Productions ("Productions") is a California corporation wholly owned by Mr. Goldwyn which is involved in the acquisition and development of literary properties for production as motion pictures and television programs. In connection with the consummation of the Goldwyn Merger, certain of Productions' assets which had been financed by Goldwyn or that otherwise related to the operations of Goldwyn were transferred to Goldwyn. Neither MIG nor Goldwyn paid any consideration for the transfer of these assets.

    Nightlife, Inc. ("Nightlife") is a California corporation wholly owned by Meyer Gottlieb, President and Chief Operating Officer of Goldwyn, which has been involved in the production of motion pictures and television programs. In connection with the consummation of the Goldwyn Merger, the assets of Nightlife which had been financed by Goldwyn or that otherwise related to the operations of Goldwyn were transferred to Goldwyn. Neither MIG nor Goldwyn received any consideration for the transfer of these assets.

    REGISTRATION RIGHTS AGREEMENT

    Concurrently with the consummation of the Goldwyn Merger, the Commission declared effective a shelf registration statement which registers for resale all of the shares of Common Stock received by Mr. Goldwyn or the Goldwyn Family Trust pursuant to the Goldwyn Merger. MIG has agreed to keep such Form S-3 effective until the earlier of (i) the date all shares of Common Stock registered on such Form S-3 have been sold by Mr. Goldwyn or the Goldwyn Family Trust, (ii) the date all shares of Common Stock registered on such Form S-3 may be immediately sold by Mr. Goldwyn or the Goldwyn Family Trust in a single transaction using Rule 144 promulgated under the Securities Act and (iii) three years from the effective time of the Goldwyn Merger.

    OTHER

    Steven A. Gilula, Chief Operating Officer of Goldwyn's Theatre Group, is a general partner of and owns a one-third interest in Uptown Associates, a California general partnership whose partnership's assets consist of the Uptown Theatre located in Minneapolis, Minnesota. The partnership leases such real property and improvements to Landmark Theatre Corporation ("Landmark"), a subsidiary of Goldwyn, pursuant to a 10-year lease that expires on April 30, 2003, with a 10-year renewal option. During the 12-month period ended March 31, 1996, Landmark paid or accrued a total of $93,520 to Uptown Associates pursuant to this lease.

CERTAIN AGREEMENTS REGARDING EMPLOYMENT

    PHILLIPS EMPLOYMENT AGREEMENT

    Mr. Phillips and the Company are parties to an employment agreement dated as of April 19, 1994, as amended on November 1, 1995 (the "Phillips Employment Agreement"), under which the Company has agreed to employ Mr. Phillips as its President and Chief Executive Officer reporting directly to the Vice Chairman of the Company. The Phillips Employment Agreement provides that Mr. Phillips will be entitled to receive a base salary at an annual rate of $625,000 per year. Mr. Phillips also is entitled to participate in any bonus plans maintained by the Company for its senior executive officers and to receive other benefits provided by the Company to its senior corporate officers. Both the Company and Mr. Phillips have the right to terminate the Phillips Employment Agreement at any time. If the Company terminates the Phillips Employment Agreement without cause (as defined in the Phillips Employment Agreement) or by request for resignation by the Chairman or Vice Chairman of the Company or if Mr. Phillips terminates the Phillips Employment Agreement for good reason (as defined in the Phillips Employment Agreement), the Company will be required to continue to pay Mr. Phillips' base salary and other benefits and to provide Mr. Phillips with an office and a secretary designated by the Company for one year following such termination. If the Company terminates the Phillips Employment Agreement with cause or if Mr. Phillips terminates the Phillips Employment Agreement without good reason, Mr. Phillips will be entitled to receive his base salary and other benefits only through the date of termination.

    In connection with his employment, Mr. Phillips also received from the Company an option (the "Phillips Option") to purchase 300,000 shares of Common Stock at a price of $6.375 per share. The Phillips Option may be exercised at any time through April 18, 2001. Mr. Phillips has the right to transfer the Phillips Option in whole or in part at any time. The Company has also entered into a Registration Rights Agreement with Mr. Phillips pursuant to which the Company has agreed to register with the Commission any shares purchased upon the exercise of the Option.

    POST-EMPLOYMENT AGREEMENTS WITH WALTER M. GRANT AND FREDERICK B. BEILSTEIN

    In 1995, the Company entered into Post-Employment Consulting Agreements (the "Post-Employment Agreements") with two former officers, Frederick B. Beilstein, III, former Senior Vice President and Chief Financial Officer, and Walter M. Grant, former Senior Vice President and General Counsel. The Post-Employment Agreements provide that if an executive's employment with the Company is terminated by the Company (other than for cause) or if the executive's employment is terminated by the executive for "good reason," then the Company will retain the executive as a consultant for a period of two years following the date of termination of his employment. An executive may terminate his employment for "good reason" in the event of (i) a reduction in his base salary or benefits other than an across-the-board reduction involving similarly situated employees; (ii) the relocation of his full-time office to a location greater than 50 miles from the Company's current corporate office; or (iii) a reduction in his corporate title. The Post-Employment Agreements provide that the Company, in exchange for the executive's post-employment consulting services, will pay a monthly consulting fee to the executive in an amount equal to the executive's monthly base salary at the time of the termination of his employment. The Post-Employment Agreements also provide for the continuation of certain medical and other employee benefits during the two-year consulting period. In connection with its approval of the November 1 Mergers, the Board of Directors of the Company agreed that Mr. Beilstein and Mr. Grant would each be permitted to terminate his employment with the Company and receive the payments and other benefits due under his Post-Employment Agreement if he did not wish to remain with the Company following the consummation of the November 1 Mergers.

    Mr. Grant terminated his employment with the Company on June 15, 1996 and accordingly, his consulting period under his Post-Employment Agreement began on that date. Mr. Grant's Post-Employment Agreement was terminated on June 17, 1996 when Mr. Grant accepted employment with another company. On July 2, 1996, the Company paid Mr. Grant $237,500 under his Post-Employment Agreement in satisfaction of the Company's obligations under such agreement.

    Mr. Beilstein's employment with the Company was terminated on January 21, 1996, and his consulting period under his Post-Employment Agreement began on that date. Mr. Beilstein's Post-Employment Agreement was terminated on March 3, 1996 when Mr. Beilstein accepted employment with another company. The amount paid by the Company to Mr. Beilstein to satisfy the Company's obligation to Mr. Beilstein under his Post-Employment Agreement totaled $291,263.44.

    MISCELLANEOUS.   During  1995, Orion  reimbursed Metromedia  $95,000 for the services of Silvia Kessel, Senior Vice President of Metromedia who also serves as Executive Vice President of Orion.

    Mr. Phillips is the sole stockholder of JDP Aircraft II, Inc., a Georgia corporation ("JDP Aircraft"). On October 21, 1994, the Company and JDP Aircraft entered into a lease agreement under which JDP Aircraft provides the Company with the use of a Citation Jet owned by JDP Aircraft. The lease agreement can be terminated by either party by giving 30 days' notice to the other party. The Company paid $298,367 to JDP Aircraft under the lease agreement for services provided during 1995.

    On April 19, 1994, Mr. Phillips was elected President and Chief Executive Officer of the Company. He was elected to the Board of Directors of the Company on the same date. At the same time, Renaissance Partners in which Mr. Phillips serves as a general partner, purchased 700,000 shares of Common Stock from the Company for $4,462,500, representing a price of $6.375 per share. This price represents the last sale price of the Common Stock on the New York Stock Exchange (on which the Common Stock was traded prior to the November 1 Mergers) on April 11, 1994, the date before the Company announced that it had received an investment proposal from Mr. Phillips. The Company also entered into a Registration Rights Agreement with Renaissance Partners pursuant to which the Company agreed to register with the Commission the 700,000 shares of Common Stock purchased by Renaissance Partners. Such shares were registered with the Commission in November 1995.

    Mr. Sanders is Chairman of Troutman Sanders, a law firm which provided legal services to the Company.

INDEMNIFICATION AGREEMENTS

    MIG has entered into indemnification agreements (the "Indemnification Agreements") with certain officers and directors of MIG. The Indemnification Agreements provide for indemnification of such directors and officers to the fullest extent authorized or permitted by law. The Indemnification Agreements also provide for (i) advancement by MIG of expenses incurred by the director or officer in defending certain litigation, (ii) the appointment in certain circumstances of an independent legal counsel to determine whether the director or officer is entitled to indemnification and (iii) the continued maintenance by MIG of directors' and officers' liability insurance (consisting of $5 million of primary coverage and an excess policy providing $5 million of additional coverage). These Indemnification Agreements were approved by the stockholders of MIG at its 1993 Annual Meeting of Stockholders.

    In addition, MIG and Mr. Goldwyn have reached certain agreements with respect to indemnification and insurance arrangements and other matters which MIG will assume or has agreed to provide after the Goldwyn Merger.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires MIG's directors and executive officers, and persons who beneficially own more than 10% of the outstanding Common Stock, to file with the Commission and the AMEX initial reports of ownership and reports of changes in ownership of the Common Stock. Such officers, directors and greater than 10% stockholders are required by the regulations of the Commission to furnish MIG with copies of all reports that they file under Section 16(a). To MIG's knowledge, based solely on a review of the copies of such reports furnished to MIG and written representations that no other reports were required, all Section 16(a) filing requirements applicable to MIG's officers, directors and greater than 10% beneficial owners were complied with by such persons during the fiscal year ended December 31, 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Prior to June 7, 1995, the Compensation Committee consisted of John E. Aderhold, John P. Imlay, Jr., J.M. Darden, III and Richard Nevins. On June 7, 1995, Mr. Darden resigned as a member of the Board of Directors. Mr. Darden's letter of resignation did not provide reasons for his resignation. On September 15, 1995, Clark A. Johnson was appointed by the Board of Directors to replace Mr. Darden, effective September 15, 1995. Following the November 1 Mergers, the Compensation Committee consists of Messrs. Sanders, Inlay and Johnson.

COMPENSATION COMMITTEE REPORT ON COMPENSATION

    The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised entirely of independent directors and is responsible for developing and making recommendations to the Board with respect to MIG's executive compensation policies. Prior to June 7, 1995, the Compensation Committee consisted of John E. Aderhold, John P. Imlay, Jr., J.M. Darden, III and Richard Nevins. On June 7, 1995, Mr. Darden resigned as a member of the Board of Directors. Mr. Darden's letter of resignation did not provide reasons for his resignation. Clark A. Johnson was appointed by the Board of Directors to the Compensation Committee to replace Mr. Darden, effective September 15, 1995.

    The following report of the Compensation Committee discusses MIG's executive compensation policies generally and, specifically, the relationship of MIG's performance in 1995 to the compensation by MIG of its executive officers.

    In general, the Compensation Committee seeks to link the compensation paid to MIG's executive officers to the performance of MIG and that of the individual executive officer. Within these parameters, the executive compensation program attempts to provide an overall level of executive compensation that is competitive with companies of comparable size and with similar market and operating characteristics.

    An executive officer's compensation consists of a base salary, a discretionary bonus and the right to participate in certain benefit plans generally available to MIG's employees, including MIG's health, disability and life insurance programs, with executive officers provided more life insurance than other employees in order to attract and retain strong senior management. In addition, executive officers of the Company historically have been eligible to participate in the Company's lifetime defined benefit pension plan and its nonqualified supplemental pension plan. On December 13, 1995, the Board of Directors amended both the pension plan and the supplemental pension plan to cease benefit accruals after December 31, 1995. See "EXECUTIVE COMPENSATION -- Pension Plans."

    BASE SALARY. An executive's base salary is based primarily on job content and market comparisons. The Compensation Committee believes that base salaries at least equal to the market average are essential to retaining good performers. During 1994, the Compensation Committee, with the assistance of outside consultants, reviewed total officer compensation, including base salaries, against a market comparison group of approximately 200 companies in the consumer goods industry (the "Comparison Group") to assess the current competitiveness of the base salaries of MIG's executive officers. Using the Comparison Group as a frame of reference, the`` Compensation Committee considered MIG's executive compensation in view of MIG's size, number of operating units, and the roles and scope of responsibilities of MIG's executive officers. No executive officers received increases in their base salaries for 1995 because the total compensation paid by MIG in 1994 to its Chief Executive Officer and its four most highly compensated officers was at the high end of the range paid by companies in the Comparison Group to their respective Chief Executive Officers and four most highly compensated executives. In comparing the compensation of its executives with that of executives of companies in the Comparison Group, the Compensation Committee considered the competitiveness of MIG's entire compensation package and did not limit its determination solely to an evaluation of salary, bonus or other items of compensation.

    The companies included in the Consumer Goods Index for purposes of analyzing the performance of MIG's Common Stock during 1995 (see "-- Performance Graph" below) are not identical to the 200 companies in the Comparison Group whose compensation policies were reviewed by the Compensation Committee in 1994 in assessing the competitiveness of the base salaries of MIG's executive officers. Nevertheless, MIG believes that the cross-section of companies included in the Consumer Goods Index and the Comparison Group are sufficiently similar and provide a reasonable basis for the Compensation Committee to develop justified compensation policies and for an investor to evaluate the performance of MIG's Common Stock.

    BONUS. In 1995, MIG did not maintain a bonus plan with established performance criteria, but rather awarded bonuses on a discretionary basis based upon the recommendations of the Compensation Committee. Bonuses were awarded in 1995 to reward MIG's executive officers for their efforts in helping to consummate the November 1 Mergers. As the Board disclosed in connection with its approval of the November 1 Mergers, such transactions repositioned MIG's assets into the converging entertainment, media and communications industries. The Compensation Committee believes that the November 1 Mergers will provide MIG Stockholders with long-term growth opportunities previously unavailable to them and that its executives should be rewarded for identifying and securing this opportunity on behalf of the stockholders.

    The Compensation Committee's decision to award bonuses to MIG's executive officers in 1995 was also based on the performance of the Common Stock during 1995. On January 3, 1995 (the first trading day of 1995), the closing sale price of the Common Stock on the New York Stock Exchange (on which the Common Stock was then traded) was $9 3/4. On September 15, 1995, the date on which 1995 bonuses were awarded to MIG's executive officers, the closing sale price of the Common Stock was $17 3/8, an increase of 78.2%. In comparison, the Standard and Poor's 500 Index grew by 27.1% over the same period.

    Based on these factors, the Compensation Committee recommended 1995 bonuses of $750,000 for Mr. Phillips and $235,000 for Mr. Chmar, and bonuses equaling 50% of the base salaries for each of Messrs. Beilstein and Grant. The distinction between the bonuses awarded to Messrs. Phillips and Chmar and the bonuses awarded to Messrs. Beilstein and Grant reflect the fact that both
Messrs. Beilstein and Grant had entered into post-employment consulting agreements with MIG entitling them to two years compensation at their respective base salaries following their departure from MIG. The Compensation Committee also took into account that Messrs. Phillips and Chmar would continue to hold executive positions with MIG following consummation of the November 1 Mergers, whereas Messrs. Beilstein and Grant would not. In addition, the Compensation Committee felt it necessary to express MIG's appreciation for the diligence, conscientiousness and professionalism exhibited by both Messrs. Beilstein and Grant in the months leading up to the November 1 Mergers, particularly after it became clear that they would not retain their executive positions following such mergers. The Compensation Committee believes that the bonuses paid to MIG's executive officers in 1995 are justified and consistent with MIG's policy of linking compensation with performance. The Compensation Committee considered a number of factors in determining the level of bonuses to award to MIG's executive officers for 1995 and did not quantify the extent to which such bonuses were based upon the performance of MIG's Common Stock or the extent to which they were based upon other factors.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Amounts earned during 1995 by MIG's President and Chief Executive Officer, John D. Phillips, are shown in the Summary Compensation Table. Mr. Phillips' base salary was established in April 1994, at the time he became the CEO, at the same amount earned by his predecessor. This amount has remained unchanged since February 1991. In determining to award Mr. Phillips a $750,000 bonus for 1995, the Compensation Committee considered the same factors it did in awarding bonuses to MIG's other executive officers and, in addition, his leadership in repositioning MIG's assets.

    COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M). One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to the Company and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors Beyond the Compensation Committee's control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

    The foregoing report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing of MIG under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.

                                          Submitted by the Compensation
                                          Committee of MIG's Board of
                                          Directors as of September 15, 1995

                                          John E. Aderhold
                                          John P. Imlay, Jr.
                                          Clark A. Johnson
                                          Richard Nevins

PERFORMANCE GRAPH

    The following graph sets forth MIG's total stockholder return as compared to the Standard & Poor's 500 Index and the Standard & Poor's Consumer Goods Index (the "Consumer Goods Index") for the five year period from January 1, 1991 through December 31, 1995. The total stockholder return assumes $100 invested at the beginning of the period in MIG's Common Stock, the Standard & Poor's 500 Index and the Consumer Goods Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MIG      S&P 500    CONSUMER GOODS INDEX
12/31/90      100.00     100.00                  100.00
12/31/91      130.90     126.31                  135.83
12/31/92      120.14     131.95                  145.85
12/31/93       76.31     141.26                  144.61
12/31/94       92.84     139.09                  144.35
12/31/95      142.44     186.53                  191.27

                    PROPOSAL NO. 1 -- THE CHARTER AMENDMENT

    On June 10, 1996, the Board of Directors of MIG unanimously approved an amendment to Article FOURTH of MIG's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 400,000,000, subject to stockholder approval. The following summary description of the Charter Amendment is qualified in its entirety by the text thereof contained in Appendix A hereto.

    As  of the  MIG Record  Date, MIG had  authorized (i)  110,000,000 shares of
Common Stock, of which 66,051,054 were issued and outstanding and (ii) 70,000,000 shares of Preferred Stock, none of which are issued and outstanding. The Board of Directors believes it is desirable to have additional shares of Common Stock available for future financings, potential acquisitions and the payment of stock dividends. Having shares of Common Stock available for issuance provides MIG with greater flexibility should opportunities arise that require prompt action as it will allow such shares to be issued without the delay and expense of obtaining stockholder approval at the time, which could otherwise deprive MIG and its stockholders of the ability to effectively benefit from the opportunity. In addition, MIG's Board of Directors could consider the issuance of Common Stock as a means of protecting MIG's stockholders in the face of a proposal relating to a change in control of MIG that the Board determined was not in the best interests of MIG and its stockholders.

    The Charter Amendment is not intended to have an anti-takeover effect. However, as a result of the increase in the number of shares of authorized Common Stock, the Board of Directors of MIG could, with certain restrictions, issue additional shares of Common Stock without any further stockholder action. The issuance of such shares of Common Stock could be used as an anti-takeover measure by MIG's Board of Directors. Accordingly, the Charter Amendment may have an anti-takeover effect.

    Approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for approval of the Charter Amendment.

    THE BOARD OF DIRECTORS OF MIG RECOMMENDS THAT MIG STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE CHARTER AMENDMENT.

                    PROPOSAL NO. 2 -- ELECTION OF DIRECTORS

    The following table sets forth certain information with respect to the members of MIG's Board of Directors, including the three incumbent Class I Directors (Messrs. Kluge, Subotnick, and Imlay) who have been nominated by the Board of Directors for re-election as Class I Directors at the Annual Meeting.

    The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

    The affirmative vote of the holders of a plurality of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the three Class I Directors to MIG's Board.

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS                                                       CLASS OF    DIRECTOR
AND CERTAIN DIRECTORSHIPS                                                                  AGE      DIRECTORS      SINCE
- -------------------------------------------------------------------------------------      ---      ----------  -----------
John P. Imlay, Jr....................................................................          59      Class I        1993
  Served since 1990 as Chairman of Dun & Bradstreet Software Services, Inc., an
  application software company located in Atlanta, Georgia. Mr. Imlay is the former
  Chairman of Management Science America, a mainframe applications software company.
  Management Science America was acquired by Dun & Bradstreet Software Services, Inc.
  in 1990. Mr. Imlay is also a director of the Atlanta Falcons, a National Football
  League team, and The Gartner Group. Mr. Imlay is a member of the Audit Committee and the Compensation Committee.
John W. Kluge........................................................................          81      Class I        1995
  Chairman of the Board of Directors of the Company since November 1, 1995. Chairman of the Board and a director of Orion Pictures Corporation since 1992. Chairman and
  President of Metromedia and its predecessor-in-interest, Metromedia, Inc. for over five years. Director of The Bear Stearns Companies, Inc., WorldCom, Inc., Conair
  Corporation and Occidental Petroleum Corporation. Mr. Kluge is Chairman of the
  Executive Committee.
Stuart Subotnick.....................................................................          54      Class I        1995
  Vice Chairman of the Board of Directors of the Company since November 1, 1995. Vice
  Chairman of the Board and a director of Orion Pictures Corporation since 1992.
  Executive Vice President of Metromedia and its predecessor-in-interest, Metromedia,
  Inc., for over five years. Director of Carnival Cruise Lines, Inc. and WorldCom,
  Inc. Mr. Subotnick is Chairman of the Audit Committee and a member of the Executive and Nominating Committees.
John D. Phillips.....................................................................          53     Class II        1994
  President and Chief Executive Officer of the Company since April 19, 1994. Elected to the Board of Directors of the Company and to the Executive Committee on the same date. Mr. Phillips served as Chief Executive Officer of Resurgens Communications
  Group, Inc. from May 1989 until Resurgens was merged with Metromedia Communications
  Corporation and LDDS Communications, Inc. (now known as WorldCom, Inc.) in
  September 1993. He is a director of Restor Industries, Inc. and Roadmaster
  Industries, Inc.

NAME, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS                                                       CLASS OF    DIRECTOR
AND CERTAIN DIRECTORSHIPS                                                                  AGE      DIRECTORS      SINCE
- -------------------------------------------------------------------------------------      ---      ----------  -----------
Richard J. Sherwin...................................................................          52     Class II        1995
  Co-President of MITI. Mr. Sherwin has served as Co-President and director of MITI and its predecessor companies since October 1990. Prior to that, Mr. Sherwin served as the Chief Operating Officer of Graphic Scanning Corp., a paging and wireless telecommunications company.
Leonard White........................................................................          56     Class II        1992
  President and Chief Executive Officer of Orion. Mr. White has served in this capacity from March 1992 through November 1, 1995. Interim President and Chief
  Executive Officer of Orion from March 1992 until November 1992. Chairman of the
  Board and Chief Executive Officer of Orion Home Entertainment Corporation, a
  subsidiary of Orion ("OHEC"), from March 1991 until March 1992. President and Chief
  Operating Officer of Orion Home Video division of OHEC from March 1987 until March
  1991.
Clark A. Johnson.....................................................................          64    Class III        1990
  Director of the Company since April 27, 1990. He has served as chairman and Chief
  Executive Officer of Pier One Imports, Inc., a specialty retailer of decorative home furnishings, since August 1988. Mr. Johnson is a director of Albertson's,
  Inc., Anacomp, Inc., Heritage Media Corporation, InterTAN, Inc. and Pier One
  Imports, Inc. Mr. Johnson is a member of the Compensation and Audit Committees.
Silvia Kessel........................................................................          45    Class III        1995
  Senior Vice President, Chief Financial Officer and Treasurer of the Company since the November 1, 1995. Executive Vice President and a director of Orion Pictures
  Corporation since January 1993. Senior Vice President of Orion from June 1991 to
  November 1992. Senior Vice President of Metromedia since January 1994. President of
  Kluge & Company from January 1994. Managing Director of Kluge & Company (and its
  predecessor) from April 1990 to January 1994. Director of WorldCom, Inc. Ms. Kessel
  is a member of the Nominating Committee.
Carl E. Sanders......................................................................          70    Class III        1967
  Engaged in the private practice of law as Chairman of Troutman Sanders, a law firm located in Atlanta, Georgia. Director of the Company since 1967, except for a one-year period from April 1970 to April 1971. Former Governor of the State of
  Georgia and a director of Carmike Cinemas, Inc., Norrell Corporation, Healthdyne,
  Inc., and Roadmaster Industries, Inc. Mr. Sanders is Chairman of the Compensation
  Committee.
Arnold L. Wadler.....................................................................          52    Class III        1995
  Senior Vice President, General Counsel and Secretary of the Company since November
  1, 1995. Senior Vice President, Secretary and General Counsel of Metromedia and its
  predecessor-in-interest, Metromedia, Inc., for over five years. Director of Orion
  Pictures Corporation since 1992. Mr. Wadler is Chairman of the Nominating
  Committee.

    On December 11 and 12, 1991 (the "Filing Date"), Orion and certain of its subsidiaries filed voluntary bankruptcy petitions under Chapter 11 of the United States Bankruptcy Code. The United

States Bankruptcy Court for the Southern District of New York confirmed Orion's Modified Third Amended Joint Consolidated Plan of Reorganization (the "Plan") on October 10, 1992 and the Plan was consummated on November 5, 1992. Silvia Kessel and Leonard White, current directors of the Company, each served as Executive Officers of Orion on the Filing Date.

                   PROPOSAL NO. 3 -- PROPOSAL TO APPROVE THE
                    ADOPTION OF THE METROMEDIA INTERNATIONAL
                     GROUP, INC. 1996 INCENTIVE STOCK PLAN

    On January 31, 1996, the Board of Directors of MIG approved, subject to the approval of MIG's stockholders, the Metromedia International Group, Inc. 1996 Incentive Stock Plan (as amended, the "1996 Incentive Stock Plan"). See "-- Shares of Common Stock Subject to the 1996 Incentive Stock Plan." The purpose of the 1996 Incentive Stock Plan is to give MIG a significant advantage in retaining key employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of MIG who have substantial responsibility in the direction of MIG, and others whom the Committee (as defined below) determines provide substantial and important services to MIG, to acquire a proprietary interest in MIG, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of MIG.

DESCRIPTION OF THE 1996 INCENTIVE STOCK PLAN

    The following summary of the 1996 Incentive Stock Plan is qualified in its entirety by the full text of the 1996 Incentive Stock Plan, a copy of which is attached hereto as Appendix B. The following is a brief description of the material provisions of the 1996 Incentive Stock Plan.

TYPES OF AWARDS

    The types of awards that may be granted pursuant to the 1996 Incentive Stock Plan include (i) incentive stock options ("ISOs"), (ii) non-qualified stock options ("NQSOs" and together with ISOs, "Stock Options"), and (iii) tandem stock appreciation rights ("Tandem SARs" and together with Stock Options, "Awards"). ISOs are intended to be treated as incentive stock options within the meaning of Section 422 of the Code. NQSOs are, in general, options which do not have the special income tax advantages associated with ISOs. Tandem SARs are rights granted in conjunction with Stock Options that, upon exercise, entitle the holder to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise (the "Closing Price") over the exercise price of the related Stock Option, in cash or in stock, as determined by MIG.

    Stock Option grants will consist of the maximum number of ISOs that may be granted to a particular grantee under applicable law with the balance of the Stock Options being NQSOs. Tandem SARs will be granted in connection with Stock Options.

ADMINISTRATION OF THE PLAN

    The 1996 Incentive Stock Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will consist of two or more members of the Board of Directors each of whom shall be an "outside director" as defined under Section 162(m) of the Code, and the regulations and interpretations thereunder. Members of the Committee will be eligible to receive certain Awards (other than ISOs) under the 1996 Incentive Stock Plan.

    Subject to the terms and conditions of the 1996 Incentive Stock Plan and the formula awards for the Independent Directors (as defined below) discussed below, the Committee is authorized to grant Awards, to determine which employees, officers, directors or other individuals may be granted Awards, to determine the type and number of Awards to be granted, to determine the term of such Awards, to determine the exercise price of any Award, to determine the terms of any agreement pursuant to which Awards are granted, to interpret and construe the 1996 Incentive Stock Plan, and to determine any other matters delegated to it under the 1996 Incentive Stock Plan or necessary for the proper administration of the 1996 Incentive Stock Plan.

SHARES OF COMMON STOCK SUBJECT TO THE 1996 INCENTIVE STOCK PLAN

    Subject to certain exceptions set forth in the 1996 Incentive Stock Plan, the aggregate number of shares of the Common Stock that may be the subject of Awards under the 1996 Incentive Stock Plan is

8,000,000. The maximum number of shares of Common Stock available with respect to Awards granted to any one grantee shall not exceed, in the aggregate, 250,000. Shares of Common Stock granted under the 1996 Incentive Stock Plan may either be authorized but unissued shares of Common Stock not reserved for any other purpose or shares of Common Stock held in or acquired for the treasury of MIG.

    Shares of Common Stock subject to an Award which terminates unexercised may again be the subject of an Award under the 1996 Incentive Stock Plan. In addition, shares of Common Stock surrendered to MIG in payment of the exercise price or applicable taxes upon exercise or settlement of an Award may also be used thereafter for additional Awards.

ELIGIBILITY

    Any key employee, officer and director, including a director who is not an employee and a director who serves on the Committee, of MIG and its subsidiaries who has substantial responsibility in the direction of MIG and its subsidiaries and anyone else whom the Committee determines provides substantial and important services to MIG is eligible to receive Awards.

    Independent Directors who serve on the Board of Directors on the date the 1996 Incentive Stock Plan is adopted shall be entitled to receive Awards under the 1996 Incentive Stock Plan with respect to 50,000 shares of Common Stock, each having an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Any other Independent Director who first serves on the Board of Directors subsequent to the date the 1996 Incentive Stock Plan was adopted shall be entitled to receive Awards under the 1996 Incentive Stock Plan with respect to 50,000 shares of Common Stock, each having an exercise price equal to the fair market value of a share of Common Stock on the date of grant. For purposes hereof, "Independent Directors" shall mean any member of the Board of Directors who during his entire term as a director was not employed by MIG and its subsidiaries, within the meaning of Section 424(f) of the Code, and who also satisfies the criteria for "outside director" under
Section 162(m) of the Code.

TERMS AND CONDITIONS OF STOCK OPTIONS

    The exercise price of all ISOs granted under the 1996 Incentive Stock Plan is the fair market value of the Common Stock on the date of grant. The exercise price of all NQSOs granted under the 1996 Incentive Stock Option Plan will be determined by the Committee, although the initial awards will be made at fair market value of the Common Stock on the date of grant. The term of each Stock Option granted under the 1996 Incentive Stock Plan will be determined by the Committee but will in no event be greater than ten years from the date of grant.

    With respect to ISOs granted to a grantee who owns stock possessing more than 10% of the voting rights of MIG's outstanding capital stock on the date of grant, the exercise price of the ISO shall be equal to 110% of the fair market value of the Common Stock subject to the ISO on the date of grant and the ISO may not be exercisable more than five years after the date of grant.

    Stock Options shall vest and become exercisable over a period of years as determined by the Committee.

    Subject to the following sentence, upon the exercise of a Stock Option, the grantee must pay the exercise price in cash. At the discretion of the Committee, the exercise price may be paid with shares of Common Stock already owned by, and in possession of, the grantee or in a combination of cash or shares of Common Stock.

    The aggregate fair market value of the Common Stock (determined on the date of grant) for which ISOs granted under the 1996 Incentive Stock Plan and any other plan of MIG or a subsidiary may be exercisable for the first time by any grantee during any calendar year cannot exceed $100,000 or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time.

TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS

    Tandem SARs provide optionees with an alternative means of realizing the benefits of Stock Options. A Tandem SAR is the right to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the related Stock Option (the "Spread"). This amount will be paid in cash, or in the discretion of the Committee, in shares of Common Stock or in a combination of cash or shares of Common Stock. The Committee will only grant Tandem SARs under the 1996 Incentive Stock Plan at the time Stock Options are granted.

    The exercise of either a Tandem SAR or a Stock Option will constitute a surrender of the Stock Option or Tandem SAR, respectively. Thus, the exercise of a Stock Option will result in the cancellation of the corresponding Tandem SAR and the exercise of the Tandem SAR will result in a cancellation of the corresponding Stock Option. A Tandem SAR terminates upon the termination of the related Stock Option and is only exercisable at such times and to the extent the related Stock Option is exercisable. If the Tandem SAR is exercised in cash by a person subject to Section 16(a) of the Exchange Act (a "Reporting Person"), it will be subject to additional restrictions.

ACCELERATION OF VESTING AND EXERCISABILITY

    If a grantee's employment with MIG is terminated because of the grantee's death, the grantee's retirement on or after attaining age sixty-five or a Change in Control prior to the date the Stock Option is by its terms exercisable, the Stock Option shall be immediately exercisable (and the restrictions thereof, if any, shall lapse) as of the date of the termination of the grantee's employment, subject to the other terms of the 1996 Incentive Stock Plan.

    Upon a Change in Control of MIG, (i) each holder of a Stock Option shall have the right to exercise the Stock Option in full without regard to any waiting period, installment period or other limitation or restriction thereon and (ii) each holder of a Stock Option shall have the right, exercisable by written notice to MIG within sixty days after the Change in Control, to receive, in exchange for the surrender of the Stock Option or any portion thereof to the extent the Stock Option is then exercisable in accordance with clause (i), an amount of cash equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the Stock Option.

    Upon a Change in Control of MIG, each grantee with an outstanding Tandem SAR shall have the right to the Spread as soon as practicable, without regard to any limitations or restrictions thereon.

    In general, under the 1996 Incentive Stock Plan, a "Change in Control" of MIG shall be deemed to have occurred as of the first day any one or more of the following four conditions have been satisfied: (I) any event whereby a Person (other than (i) MIG or an affiliate, as defined in the Exchange Act, (ii) any employee benefit plan or trust sponsored or maintained by MIG or an affiliate, as defined in the Exchange Act, or (iii) either John W. Kluge or Stuart Subotnick) (x) acquires 35% or more of MIG's outstanding voting securities, (y) acquires securities of MIG bearing a majority of voting power with respect to election of directors of MIG or (z) acquires all or substantially all of MIG's assets, whether by sale, lease, exchange or other transfer (in one transaction or in a series of related transactions); (II) a change in the composition of the Board of Directors such that at any time a majority of the Board of Directors shall not have been members of the Board of Directors for twenty-four months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four month period (or deemed to be such directors under this condition II) shall be deemed to be directors at the beginning of such twenty-four month period for the purposes of this condition II; (III) the stockholders of MIG approve any plan or proposal for the liquidation or dissolution of MIG; or (IV) any consolidation or merger of MIG, other than a merger or consolidation of MIG in which the voting securities of MIG outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of MIG or such surviving entity outstanding immediately after such merger or consolidation. "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof.

ADJUSTMENT PROVISIONS

    The total number and character of shares of Common Stock subject to Awards and the number and character of shares of Common Stock subject to outstanding Awards and/or the exercise price of such shares will be appropriately adjusted by the Committee if the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of MIG or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise). The Committee may also make appropriate adjustments in the event of a merger, consolidation or other transaction or event having a similar effect.

    Amendment and Termination of the 1996 Incentive Stock Plan

    Unless terminated earlier by action of the Board of Directors of MIG, the 1996 Incentive Stock Plan will terminate on January 31, 2006, and no additional grants under the 1996 Incentive Stock Plan will be made after that date.

    The Board of Directors may amend or terminate the 1996 Incentive Stock Plan at any time, but may not, without the written consent of the grantee, make any such alteration which would impair the rights of a holder of an outstanding Award. Furthermore, the 1996 Incentive Stock Plan may not be amended without the approval of the holders of a majority of the outstanding stock of MIG (i) to decrease the minimum exercise price for ISOs or Tandem SARs; (ii) to extend the term of the 1996 Incentive Stock Plan beyond ten years, (iii) to extend the maximum terms of the Awards granted beyond ten years, (iv) to withdraw the administration of the 1996 Incentive Stock Plan from the Committee, (v) to change the class of eligible employees, officers, directors and other grantees,
(vi) to increase the aggregate number of shares of Common Stock authorized to be issued, and (vii) to otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS

    Under the Code and Treasury regulations and administrative pronouncements thereunder, a grantee will not realize taxable income by reason of either the grant or the exercise of an ISO, and MIG will not receive an income tax deduction at either such time. However, any appreciation in share value following the date of grant will be taken into consideration at the time of exercise in determining liability for the alternative minimum tax. If a grantee exercises an ISO and delivers shares of Common Stock as payment for part or all of the option price of the Common Stock purchased ("Payment Stock"), no gain or loss will be recognized with respect to the Common Stock delivered and no tax will be payable with respect to the Payment Stock or the Common Stock purchased. The holding period of such new ISO stock will include the holding period of the Payment Stock. To the extent the number of shares received exceeds the number of shares tendered, the grantee's basis in the additional new shares received upon exercise of the ISO is zero and these shares have a holding period that commences on the date of exercise of the ISO. However, if the Payment Stock was acquired pursuant to the exercise of an ISO and the required holding period in order to obtain favorable tax treatment with respect to such Common Stock is not met as of the date such Common Stock is delivered, the grantee will be treated as having sold the Payment Stock in a disqualifying disposition and will be subject to the rules described below for disqualifying dispositions with respect to the Payment Stock. The grantee's basis in such new ISO stock that he or she receives upon exercise of the option in exchange for the Payment Stock is the same as his or her basis in the Payment Stock increased by any amount included in gross income as ordinary income due to any disqualifying disposition and any cash paid on the exercise. The holding period of such new ISO stock commences on the date of exercise of the ISO.

    If a grantee exercises an ISO and does not dispose of the shares of Common Stock within two years from the date of grant and one year from the date of exercise, the entire gain, if any, realized upon disposition will be taxable to the grantee as long term capital gain, and MIG will not be entitled to any deduction. If, however, a grantee disposes of shares of Common Stock prior to the expiration of the holding periods described in the previous sentence, the grantee will generally realize ordinary income in, and tax withholding may be required upon, an amount equal to the difference between the exercise price and the Closing Price. MIG will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee. Any additional appreciation will be treated as a capital gain (long term or short term depending on how long the grantee held the shares of Common Stock prior to disposition) and MIG will not be entitled to any further deductions for federal income tax purposes. If the amount realized by the grantee is less than the value of the shares of Common Stock upon exercise, then the amount of ordinary income and the corresponding MIG deduction is equal to the excess of the amount realized over the option price.

    NON-QUALIFIED STOCK OPTIONS

    As to the NQSOs, there will be no federal income tax consequences to either the grantee or MIG on the grant of the option because the NQSO does not have a "readily ascertainable fair market value" as required by Section 83 of the Code. Additionally, if a grantee exercises a NQSO and delivers shares of Common Stock as payment for part or all of the option price of the Common Stock purchased, no gain or loss will be recognized with respect to the Common Stock delivered. To the extent a grantee receives more shares of Common Stock pursuant to the exercise of the option than shares of Common Stock delivered, the fair market value of this excess, less any cash paid by the grantee, will be taxed as ordinary income and will be subject to applicable tax withholding.

    On the exercise of an NQSO, the grantee (except as described below) recognizes taxable ordinary income equal to the difference between the exercise price of the shares of Common Stock and the Closing Price. MIG will be entitled to a tax deduction in an amount equal to the grantee's taxable ordinary income if it provides the grantee with a timely Form W-2 or Form 1099, as appropriate.

    Upon disposition of the Common Stock by the grantee, he or she will recognize long term or short term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and his or her basis for the Common Stock, which will include the amount previously recognized by him or her as ordinary income. The holding period for capital gains purposes will commence on the day the optionee acquires the shares of Common Stock pursuant to the NQSO. None of the appreciation on NQSOs is subject to the alternative minimum tax.

    TANDEM SARS

    A grantee generally does not recognize income upon the grant of a Tandem SAR or upon the appreciation of the underlying shares of Common Stock. The exercise of a Tandem SAR will result in ordinary income to the holder in the year the Tandem SAR is exercised. The amount of income recognized will be equal to the total value of all cash and the fair market value of the Common Stock received pursuant to the exercise of the Tandem SAR. MIG will be entitled to a corresponding income tax deduction equal to such amount. The arrangement is not a non-qualified deferred compensation plan, and is therefore not subject to FICA withholding.

    SECTION 280G

    Under Section 280G of the Code, amounts payable to officers and highly compensated individuals that are contingent upon a change in the ownership or effective control of a corporation or of a substantial portion of its assets may be subject to a 20% excise tax and may not be deductible by the corporate payor if they exceed a "basic amount" allocated to such payment (so-called "excess parachute payments"). The acceleration of the right to exercise otherwise non-vested NQSOs, when considered in connection with other payments to officers and highly compensated individuals of MIG, may give rise to excess parachute payments. In that event, the affected grantee will be subject to a 20% excise tax, and MIG will lose its deduction.

    SECTION 162(M)

    Under Section 162(m) of the Code, the income tax deduction of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m) of the Code, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, Awards will satisfy the performance-based exception if the Awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular grantee within a specified period and the compensation is based solely on an increase in the stock price after the date of grant (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the Award on the grant date). MIG intends to consider fully the implications of the Section 162(m) of the Code on the deductibility of compensation in making awards under the 1996 Incentive Stock Plan.

    The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS

    The Committee may, within the limitations of the 1996 Incentive Stock Plan, modify, extend or renew outstanding Awards granted under the 1996 Incentive Stock Plan, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. No modifi-cation may, without the consent of the grantee, alter or impair any rights or obligations under any Award theretofore granted to the grantee nor shall any modification adversely affect the status of an ISO under Section 422 of the Code.

TRANSFERABILITY OF AWARDS AND OTHER PROVISIONS

    The rights of a grantee with respect to the Awards granted pursuant to the 1996 Incentive Stock Plan are not transferable other than by will or the laws of descent and distribution and are exercisable, during the lifetime of the grantee, only by the grantee or by the guardian or legal representative of the grantee acting in a fiduciary capacity on behalf of the grantee under state law or court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

RIGHTS UPON TERMINATION OF EMPLOYMENT

    If the grantee dies while an employee or when no longer an employee but while he or she still has the right to exercise an Award, the grantee's estate shall have the right for a period of one year following the date of death to exercise the Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's retirement from MIG or a subsidiary on or after attaining age sixty-five, the grantee shall have the right for a period of three months following the date of retirement to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    Upon a grantee's termination of employment from MIG on account of disability, the grantee or the legal representative of the grantee, shall have the right for a period of one year following the date of such termination to exercise an Award to the extent such Award is exercisable and to the extent such Award has not yet expired.

    In the event the grantee's employment with MIG or a subsidiary is terminated for any reason other than disability, death or retirement on or after attaining age sixty-five, the grantee may exercise an Award within three months after his or her termination of employment.

RIGHTS AS STOCKHOLDER

    No grantee of any Stock Option has any rights as a stockholder with respect to any shares of Common Stock subject to his or her Stock Option prior to the date on which he or she is recorded as the holder of such shares of Common Stock on the records of MIG.

RIGHT TO CONTINUED EMPLOYMENT

    The 1996 Incentive Stock Plan is not a contract of employment, and the terms of employment of any grantee shall not be affected in any way by the 1996 Incentive Stock Plan or related instruments except as specifically provided therein. The establishment of the 1996 Incentive Stock Plan shall not be construed as conferring any legal rights upon any grantee for a continuation of employment, nor shall it interfere with the right of MIG or any subsidiary to discharge any grantee and to treat him or her without regard to the effect which such treatment might have upon him or her as a grantee.

NEW PLAN BENEFITS

    The Committee has made grants of Awards under the 1996 Incentive Stock Plan to the following persons, subject to stockholder approval of the 1996 Incentive Stock Plan, in the following amounts:

NAME
- --------------------------------------
(A)                                       INDIVIDUAL GRANTS      POTENTIAL REALIZABLE VALUE AT ASSUMED
                                        ---------------------  ANNUAL RATES OF STOCK PRICE APPRECIATION
                                        NUMBER OF SECURITIES             FOR OPTION TERMS (1)
                                          UNDERLYING STOCK     -----------------------------------------
                                        OPTIONS/SARS GRANTED   EXERCISE PRICE      5%($)       10%($)
                                        ---------------------     ($/SH)(2)       (20.78       (33.02
                                                               ---------------     STOCK        STOCK
                                                 (B)                              PRICE)       PRICE)
                                                                     (C)        -----------  -----------
                                                                                    (D)          (E)
John D. Phillips......................            50,000              12.75        401,500    1,013,500
 Chief Executive Officer
Frederick B. Beilstein, III...........                 0
 Former Senior Vice President,
 Treasurer and Chief Financial Officer
Walter M. Grant.......................                 0
 Former Senior Vice President, General
 Counsel and Secretary
W. Tod Chmar..........................                 0
 Senior Vice President
Executive Officer Group...............           725,000              12.75      5,821,750   14,695,750
 (Total six individuals)
Non-Executive Director................           400,000              12.75      3,212,000    8,108,000
 Group (Total four individuals)
Non-Executive Director................         1,473,221              12.75     11,829,965   29,862,190
 Group (Total thirty-six individuals)

- ------------------------------
(1) As required by rules of the Commission, the dollar amounts under columns (d) and (e) represent the hypothetical gain or "option spread" that would exist for the Stock Options held based on assumed 5% and 10% annual compounded rate of stock price appreciation over the full option term. These assumed rates would result in a Common Stock price on January 31, 2006 of $20.78 and $33.02, respectively. If these price appreciation assumptions are applied to all of MIG's outstanding shares of Common Stock on January 31, 1996, such shares would appreciate in the aggregate by approximately

    $341,275,000 and $861,475,000 respectively, over the ten-year period ending on January 31, 2006. These prescribed rates are not intended to forecast possible future appreciation, if any, of the Common Stock. It is important to note that Stock Options have value to its recipients only if the stock price exceeds the exercise price.

(2) For purposes of this table, the assumed price per share is $12.75.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the shares of Common Stock present, or represented by proxy and actually voting on the matter at the Annual Meeting is required for approval of the adoption of the 1996 Incentive Stock Plan. In order to qualify the 1996 Incentive Stock Plan under Rule 16b-3 of the Exchange Act, the proposal to approve the 1996 Incentive Stock Plan must be adopted by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. All properly executed proxies will be voted as specified in the proxy, or if not specified, will be voted FOR the proposal to adopt the 1996 Incentive Stock Plan.

    As of the MIG Record Date, directors and Named Executive Officers of MIG who have been designated to receive Awards under the Incentive Stock Plan beneficially owned an aggregate of 17,256,148 shares of Common Stock, or approximately 27.1% of the outstanding shares of Common Stock. It is anticipated that all such directors and executive officers will vote their shares of Common Stock in favor of the proposal to approve the Incentive Stock Plan.

    THE BOARD OF DIRECTORS OF MIG RECOMMENDS THAT MIG STOCKHOLDERS VOTE "FOR" APPROVAL OF THE METROMEDIA INTERNATIONAL GROUP, INC. 1996 INCENTIVE STOCK PLAN.

                       PROPOSAL NO. 4 -- RATIFICATION OF
                    THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of MIG has appointed the firm of KPMG Peat Marwick LLP, independent auditors, to audit the consolidated financial statements of MIG and its subsidiaries for the fiscal year ending December 31, 1996, subject to ratification by MIG's stockholders.

    On November 1, 1995, the Board of Directors of MIG approved the engagement of KPMG Peat Marwick LLP as its independent auditors for the fiscal years ended December 31, 1995 and December 31, 1996 to replace Ernst & Young LLP, who was dismissed as auditors of MIG effective November 1, 1995.

    In connection with the audit of MIG's financial statements for the fiscal years ended December 31, 1994 and December 31, 1993, and in the subsequent interim period, there did not exist any disagreements between MIG and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young LLP to have referred to the subject matter of disagreement in its report.

    Prior to the engagement of KPMG Peat Marwick LLP, no member of that firm was consulted by MIG (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of MIG, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on MIG's financial statements or (iii) regarding any matter that was the subject of a disagreement with Ernst & Young LLP or which constituted a "reportable event" pursuant to Item 304(a)(1)(v) of Regulation S-K.

    A partner of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and to be provided with an opportunity to make a statement if such partner desires to do so and to be available to respond to appropriate questions from stockholders.

    If the stockholders do not ratify the appointment KPMG Peat Marwick LLP as MIG's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Audit Committee and the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF MIG'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                   ANNUAL REPORT; INCORPORATION BY REFERENCE

    THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 (WHICH CONTAINS THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS) IS BEING MAILED TO STOCKHOLDERS TOGETHER WITH THIS PROXY STATEMENT. TO THE EXTENT THIS PROXY STATEMENT HAS BEEN OR WILL BE SPECIFICALLY INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE SECTIONS OF THE PROXY STATEMENT ENTITLED "BOARD OF DIRECTORS REPORT ON COMPENSATION" AND "PERFORMANCE GRAPH" SHALL NOT BE DEEMED TO BE SO INCORPORATED UNLESS SPECIFICALLY OTHERWISE PROVIDED IN ANY SUCH FILING.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Any stockholder of MIG who wishes to present a proposal at the 1997 Annual Meeting of Stockholders of MIG, and who wishes to have such proposal included in MIG's proxy statement for that meeting, must deliver a copy of such proposal to MIG at 945 East Paces Ferry Road, Suite 2210, Atlanta, Georgia 30326, Attention:
Corporate Secretary, no later than April 8, 1997; provided, however, that if the 1997 Annual Meeting of Stockholders is held on a date more than 30 days before or after the corresponding date of the 1996 Annual Meeting, any stockholder who wishes to have a proposal included in MIG's proxy statement for that meeting must deliver a copy of the proposal to MIG a reasonable time before the proxy solicitation is made. MIG reserves the right to decline to include in MIG's proxy statement any stockholder's proposal which does not comply with the rules of the Commission for inclusion therein.

                                 OTHER BUSINESS

    The Board of Directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

    PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. YOU MAY LATER REVOKE THE PROXY AND, IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                          By Order of the Board of Directors,

                                          Arnold L. Wadler
                                          SENIOR VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

August 6, 1996

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                      METROMEDIA INTERNATIONAL GROUP, INC.

    (Pursuant to Section 242 of the Delaware General Corporation Law)

    The undersigned, Silvia Kessel and Arnold L. Wadler, Senior Vice President and Secretary, respectively, of Metromedia International Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), do hereby certify as follows:

    1. The name of the corporation is Metromedia International Group, Inc.

    2. This Certificate of Amendment to the Restated Certificate of Incorporation amends the Restated Certificate of Incorporation of the Corporation to increase the authorized number of shares of the Corporation's Common Stock, par value $1.00 per share (the "Common Stock").

    3. The Restated Certificate of Incorporation of the Corporation is hereby amended by replacing the first sentence of Article Fourth thereof in its entirety and by substituting in its place the following:

         "The total number of shares of stock which the Corporation shall have authority to issue is 470,000,000, divided as follows: 70,000,000 shares of Preferred Stock, of the par value of $1.00 per share (the "Preferred Stock"), and 400,000,000 shares of Common Stock, of the par value of $1.00 per share (the "Common Stock")."

    4. The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the Delaware General Corporation Law (the "DGCL") proposing that this Certificate of Amendment to the Restated Certificate of Incorporation be approved and declaring the adoption of this Amendment to the Restated Certificate of Incorporation to be advisable, and the stockholders of the Corporation duly approved this Certificate of Amendment to the Restated Certificate of Incorporation in accordance with Sections 211 and 242 of the
DGCL. Dated and attested to as of       , 1996.

                                         METROMEDIA INTERNATIONAL GROUP INC.
                                         By:

                                            ------------------------------------
                                             Name: Silvia Kessel
                                            Title: Senior Vice President
Attest:

- ---------------------------------
Name: Arnold L. Wadler
Title: Secretary

                                                                      APPENDIX B
                      METROMEDIA INTERNATIONAL GROUP, INC.
                           1996 INCENTIVE STOCK PLAN

    1. PURPOSE. The purposes of the Metromedia International Group, Inc. 1996 Incentive Stock Plan are, in general, to give the Company a significant advantage in retaining employees, officers and directors, and to provide an incentive to selected key employees, officers and directors of the Company and its subsidiaries, within the meaning of Code Section 424(f), who have substantial responsibility in the direction of the Company and its subsidiaries, and others whom the Committee determines provide substantial and important services to the Company, to acquire a proprietary interest in the Company, to continue as employees, officers and directors or in their other capacities, and to increase their efforts on behalf of the Company.

    2. DEFINITIONS. Unless the context clearly indicates to the contrary, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

    "Act" shall mean the Securities Act of 1933, as amended.

    "Award" means any stock option or stock appreciation right.

    "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a SAR, as hereinafter defined in Section 7.

    "Board" means the Board of Directors of the Company.

    "Change in Control" shall be deemed to have occurred as of the first day any one or more of the following have been satisfied:

    - any event whereby a Person (other than (i) the Company or an affiliate, as defined in the Exchange Act, (ii) any employee benefit plan or trust sponsored or maintained by the Company or an affiliate, as defined in the Exchange Act, or (iii) either John W. Kluge or Stuart Subotnick) (x) acquires 35% or more of the Company's outstanding voting securities, or
      (y) acquires securities of the Company bearing a majority of voting power with respect to election of directors of the Company, or (z) acquires all or substantially all of the Company's assets, whether by sale, lease, exchange or other transfer (in one transaction or in a series of related transactions). "Person" shall have the same meaning as ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) thereof;

    - a change in the composition of the Board such that at any time a majority of the Board shall not have been members of the Board for twenty-four (24) months; provided, however, that directors who were appointed or nominated for election by at least two-thirds of the directors who were directors at the beginning of such twenty-four (24) month period (or deemed to be such directors under this subparagraph (b)) shall be deemed to be directors at the beginning of such twenty-four (24) month period for the purposes of this subparagraph;

    - the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

    - any consolidation or merger of the Company, other than a merger or consolidation of the Company in which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the Committee described in Section 12 of the Plan.

    "Common Stock" means $.01 par value common stock of the Company.

    "Company" shall mean the Metromedia International Group, Inc. or any successor company thereto.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    "Fair Market Value" shall mean the closing price of publicly traded Common Stock on the national securities exchange on which the Common Stock is listed (if the Common Stock is so listed) or on the NASDAQ National Market System (if the Common Stock is regularly quoted on the NASDAQ National Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

    "Grantee" shall mean any key employee, officer and director of the Company and its subsidiaries, within the meaning of Code Section 424(f), as determined by the Committee, who have substantial responsibility in the direction of the Company and its subsidiaries, and anyone else whom the Committee determines provides substantial and important services to the Company who is granted an Award under the Plan.

    "Incentive Stock Option" or "ISO" shall mean any stock option as defined in Code Section 422.

    "Non-Qualified Stock Option" or "NQSO" shall mean an option other than an Incentive Stock Option.

    "Option" shall mean ISOs and NQSOs, collectively.

    "Plan" shall mean the Metromedia International Group, Inc. 1996 Incentive Stock Plan.

    "Reporting   Person"  shall  mean  any   person  subject  to  the  reporting
requirements of Section 16(a) of the Exchange Act with respect to equity securities of the Company.

    "Rule 16b-3" means Rule 16b-3 of the Exchange Act, or any successor thereto, that excepts transactions under employee benefit plans, as in effect from time to time.

    "Spread" shall mean the amount by which the Fair Market Value per share of Common Stock on the date when the SAR is exercised exceeds the option price for the related Option.

    "Stock Appreciation Right" or "SAR" shall mean the right of the holder thereof to receive, pursuant to the terms of the SAR, either cash or stock, at the discretion of the Company, based on the increase in the value of the number of shares specified in the SAR.

    3. TYPES OF AWARDS. The Plan provides for incentive stock options, non-qualified stock options, and stock appreciations rights. Except as provided herein, a particular form of Award may be granted either alone or in addition to other grants hereunder. The provisions of the particular forms of grants need not be the same with respect to each recipient. Attached hereto as Exhibit A is a list of specific Awards hereunder to specific individuals. If any future grants require shareholder approval to satisfy the requirements of Rule 16b-3, then Exhibit A shall be amended to include such subsequent grants.

    ISOs may be awarded to employees of the Company and its subsidiaries, within the meaning of Code Section 424(f), including employees who are officers and directors, but shall not be issued to directors or others who are not employees.

    NQSOs may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries, within the meaning of Code
Section 424(f), and anyone whom the

Committee administering the Plan pursuant to Section 12 determines provides substantial and important services to the Company. To the extent that any Option is not designated as an ISO, or if so designated it does not qualify as an ISO, it shall be treated as a NQSO.

    SARs in tandem with Options may be awarded to employees and directors, including directors who are not employees of the Company and its subsidiaries and anyone whom the Committee administering the Plan pursuant to Section 12 determines provides substantial and important services to the Company.

    4.  TERM OF PLAN.

    (a) EFFECTIVE DATE. This Plan shall become effective as of the date of adoption thereof by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no earlier than twelve
(12) months prior to, and no later than twelve (12) months after, the date of adoption of the Plan by the Board.

    (b) TERMINATION DATE.  This Plan shall terminate on the earliest of:

        (i) The tenth anniversary of the effective date as determined under this
    Section 4;

        (ii) The date when all shares of the Common Stock reserved for issuance under the Plan, shall have been acquired through exercise of any Awards granted under the Plan; or

       (iii) Such earlier date as the Board may determine. Any Award outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

    5. THE STOCK. Subject to adjustment as provided in Section 10, the aggregate number of shares of Common Stock which may be issued under the Plan shall be 8,000,000 shares; provided, however, that the maximum number of shares of Common Stock available with respect to the Awards granted by the Committee to any one Grantee under the Plan, in the aggregate, shall not exceed 250,000. Such number of shares of Common Stock may be set aside out of the authorized but unissued shares of Common Stock not reserved for any other purpose or out of shares of Common Stock held in or acquired for the treasury of the Company. All or any shares of Common Stock subjected under this Plan to an Award which, for any reason, terminates unexercised as to such shares, may again be subjected to an Award under the Plan.

    6.  STOCK OPTIONS.

        (a) GRANTS. Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Each Option granted under the Plan shall be evidenced by an agreement in a form approved by the Committee. The terms and conditions of such Option agreement need not be identical with respect to each Grantee, but each Option agreement will evidence on its face whether it is an ISO, a NQSO, or both. For purposes of this Section, an Option shall be deemed granted on the date the Committee selects an individual to be a Grantee, determines the number of shares to be issued pursuant to such Option and specifies the terms and conditions of the Option. Except as hereinafter provided, Options granted pursuant to the Plan shall be subject to the following terms and conditions set forth in this
    Section 6.

         Notwithstanding the foregoing, Independent Directors who serve on the Board on the date the Plan is adopted shall be entitled to receive Options under the Plan with respect to 50,000 shares of Common Stock of the Company, each having an exercise price equal to the Fair Market Value of a share of Common Stock of the Company on the date of grant. Any other Independent Director who first serves on the Board subsequent to the date the Plan is adopted shall be entitled to receive Options under the Plan with respect to 50,000 shares of Common Stock of the Company, each having an exercise price equal to the Fair Market Value of a share of Common Stock of the Company on the date of grant. For purposes hereof, "Independent Directors" shall mean any member of the Board who during his entire term as a director was not employed by the Company and its subsidiaries, within the meaning of Code Section 424(f).

          (b) PRICE AND EXERCISE. The purchase price of the shares of Common Stock upon exercise of an ISO or a SAR granted in tandem with an ISO shall be no less than the Fair Market Value of the shares of Common Stock at the time of grant of an ISO; provided, however, if an ISO is granted to a person owning either directly (or through application of the attribution rules under Code Section 318) shares of Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of shares of Common Stock of the Company as defined in Code Section 422 ("10% Stockholder"), the purchase price shall be equal to 110% of the Fair Market Value of the shares of Common Stock. The purchase price of the shares of Common Stock upon exercise of a NQSO may be any price set by the Committee.

         The purchase price shall be paid in United States dollars in cash or by certified or cashier's check payable to the order of the Company at the time of purchase. At the discretion of the Committee, the purchase price may be paid with: (i) shares of Common Stock already owned by, and in the possession of, the Grantee; or (ii) any combination of United States dollars or shares of Common Stock of the Company. Any required withholding tax shall be paid by the Grantee in full in accordance with the provisions of Section
    13. Shares of Common Stock of the Company used to satisfy the purchase price of an Option shall be valued at their Fair Market Value. The purchase price shall be subject to adjustment, but only as provided in Section 10 hereof.

        Any vested Option may be exercised in full at one time by giving written notice to the Company exercising the Option, which notice shall be signed and dated by the Grantee and shall state the number of shares of Common Stock with respect to which the Option is being exercised. The notice of the exercise of any Option shall be accompanied by payment in full of the Option price. If required by the Company, such notice of exercise of an Option shall be accompanied by the Grantee's written representation in accordance with Section 22. Upon such demand, delivery of such representation prior to the delivery of any stock issued upon exercise of an Option shall be a condition precedent to the right of the Grantee or such other person to purchase any shares of Common Stock

           (c) VESTING. Options shall vest in accordance with the schedule established for each Grantee; provided, however, that all Options awarded to a Grantee shall vest immediately upon said Grantee's death or retirement as defined herein or upon any Change in Control as defined herein.

         (d) ADDITIONAL RESTRICTIONS ON EXERCISE OF AN ISO. The aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) for which an ISO is exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Common Stock (determined at the time an ISO is granted) with respect to Options designated as ISOs exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its subsidiaries or parent) exceeds $100,000, such Options shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted.

        (e) DURATION OF OPTIONS. Options may be granted for terms of up to but not exceeding ten (10) years from the effective date the particular Option is granted; provided, however, that an ISO granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the effective date the particular ISO is granted.

        If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any Option granted under the

    Plan prior to such date shall be null and void and the Company shall rescind the issuance of any shares of Common Stock issued upon the exercise of such Options by a Grantee prior to such date. In the event of such rescission, the Company shall refund the price paid per share of Common Stock by the Grantee upon exercise of the Options upon receipt of the certificate representing such shares.

          (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (up to the extent not theretofore exercised). In addition to the limitations set forth in Section 16, the Committee shall not, however, with respect to ISOs, modify any outstanding Award so as to specify a lower Award price or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor specifying a lower price. Notwithstanding the foregoing or anything herein, no modification of an Award shall, without the consent of the Grantee, alter or impair any rights or obligations under any Award theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO under Code Section 422; provided, however, that any such provision shall remain in effect with respect to other Awards, and there shall be no further effect on the Plan.

          (g)  OTHER  TERMS  AND CONDITIONS.    Awards may  contain  such  other
    provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.

    7.  STOCK APPRECIATION RIGHTS.

         (a) The Committee may grant SARs in tandem with Options. If a SAR is granted in tandem with an Option, the SAR may be exercised whenever the related Option may be exercised. A tandem SAR must also meet the following requirements:

           (A) the SAR must expire no later than the expiration of the underlying Option;

           (B) the SAR may be for no more than 100% of the difference between the exercise price of the Option and the market price of the stock subject to the Option at the time the SAR is exercised;

           (C) the SAR may only be transferred when the underlying Option is transferable and subject to the same conditions;

           (D) the SAR may only be exercised when the underlying Option may be exercised;

           (E) the SAR may only be exercised when the market price of the stock exceeds the exercise price of the Option.

        (b) A SAR shall be a right of a Grantee to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100%) of the Spread at the time of the exercise of the SAR.

        (c) To the extent the tandem SAR is exercised, a corresponding number of shares of Common Stock subject to the related Option will be canceled. To the extent the related Option is exercised, a corresponding number of tandem SARs will be canceled.

         (d) The form of settlement of a SAR shall be in cash or stock, or any combination thereof, at the Company's discretion.

        (e) If the stockholders of the Company have not approved the adoption of the Plan prior to the end of one (1) year from the date the Plan is approved by the Board, any SAR granted under the Plan prior to such date shall be null and void.

         (f) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs granted under the Plan, or authorize the granting of new SARs in substitution therefor.

          (g) Any grant of a SAR may specify (i) a waiting period or periods before SARs shall become exercisable and (ii) the permissible dates or periods on or during which SARs shall be exercisable.

    8.    TERMINATION  OF  EMPLOYMENT.   Upon  the  termination  of  a Grantee's
employment with the Company, his or her right to exercise an Award then held by such Grantee or Grantee's estate shall be only as follows:

        (i) RETIREMENT. If the Grantee's employment is terminated because he or she has attained the age which the Company may from time to time establish as the retirement age for any class of its employees, or in accordance with the age specified in an employment agreement with a Grantee, he or she may within three (3) months following such termination, exercise the Award to the extent such Award is otherwise exercisable. However, in the event of his or her death prior to the end of the three (3) month period after the aforesaid termination of his or her employment, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

        (ii) DEATH. If the Grantee's employment with the Company is terminated by death, his or her estate shall have the right to exercise the Award within one (1) year (but in no event after the scheduled expiration of the term of the Award) following such termination with respect to all or any part of the stock subject thereto, to the extent such Award is exercisable.

         (iii) DISABILITY. If the Grantee's employment with the Company is terminated by disability, as defined in Code Section 22(e)(3), he or she shall have the right for a period of one (1) year (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, to the extent such Award is exercisable.

          (iv) OTHER REASONS. If the Grantee's employment with the Company is terminated for any reason other than those provided above under "Retirement", "Death" or "Disability", the Grantee or Grantee's estate in the event of his or her death shall have the right for a period of ninety
    (90) days (but in no event after the scheduled expiration of the term of the Award) following the date of such termination of employment to exercise any Award, to the extent such Award is exercisable. All other Awards may be exercised within such other period of time as determined by the Committee in its sole discretion.

    For purposes of this Section 8, "termination of employment" shall mean the termination of a Grantee's employment with the Company or a subsidiary or a parent within the meaning of Code Section 424, provided, however, that solely for purposes of this Section, "30%" shall be substituted for "50%" in Code
Section 424(f). A Grantee employed by a subsidiary shall also be deemed to have a termination of employment if the subsidiary ceases to be a subsidiary of the Company, and the Grantee does not immediately thereafter become an employee of the Company or of a subsidiary or of a parent. A Grantee who is a member of the Board but who is also not an employee of the Company shall be considered to have terminated his or her employment at such time as he or she is no longer a member of the Board. Any other Grantee who is not otherwise an employee of the Company shall be considered to have terminated employment when substantial services, as determined by the Committee, are no longer provided to the Company by the Grantee.

    Also for purposes of this Section 8, a Grantee's "estate" shall mean his or her legal representatives upon his or her death or any person who acquires the right to exercise an Award by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option.

    If a Grantee's employment with the Company is terminated after a Change in Control, the provisions of Section 9 shall supersede the provisions of this
Section 8.

    9.  CHANGE IN CONTROL.  In the event of a Change in Control:

    (a) Each Grantee with an outstanding Option (i) shall have the right at any time thereafter to exercise the Option in full notwithstanding any waiting period, installment period or other limitation or restriction in any Option certificate or in the Plan, and (ii) shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change in Control, to receive, in exchange for the surrender of the Option or any portion thereof to the extent the Option is then exercisable in accordance with clause
(i), an amount of cash equal to the difference between the Fair Market Value on the date of exercise of the Common Stock covered by the Option or portion thereof which is so surrendered and the purchase price of such Common Stock under the Option, provided that the right described in this clause (ii) shall be exercisable only if a positive amount would be payable to the Grantee pursuant to the formula specified in this clause (ii).

    (b) Each Grantee with an outstanding SAR shall have the right to the Spread as soon as practicable, without regard to any limitations or restrictions thereon.

    10.  ADJUSTMENT OF THE CHANGES IN THE STOCK.

    (a) In the event the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject or which may become subject to an Award under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed, or for which each such share of Common Stock shall be exchanged, or to which each such share shall be entitled, as the case may be. Moreover, in accordance with Section 9, the Committee may on or after the date of grant provide in the agreement evidencing any Award that the holder of the Award may elect to receive an equivalent Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent Award. Outstanding Awards shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities into which such shares of Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination.

    (b) The Company shall not be required to issue any fractional shares of Common Stock pursuant to the Plan. Fractional shares resulting from any adjustment in Awards pursuant to this Section 10 may be settled in cash or otherwise as the Committee shall determine.

    (c) Notice of any adjustment shall be given by the Company to each holder of an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

    (d) If another corporation is merged into the Company or the Company otherwise acquires another corporation, the Committee may elect to assume under the Plan any or all outstanding stock options or other awards granted by such corporation under any stock option or other plan adopted by it prior to such acquisition. Such assumptions shall be on such terms and conditions as the Committee may determine; provided, however, that the awards as so assumed do not contain any terms, conditions or rights that are inconsistent with the terms of this Plan. Unless otherwise determined by the Committee, such awards shall not be taken into account for purposes of the limitations contained in Section 5 of the Plan.

    11. TRANSFERABILITY OF AWARDS. An Award shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or by the guardian or legal representative of the Grantee acting in a fiduciary capacity on behalf of the Grantee under state law and court supervision. An Award is not subject, in whole or in part, to attachment, execution or levy of any kind.

    12.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee appointed by the Board which shall be composed of not less than two (2) members of the Board, each of whom shall be an "outside director" within the meaning of Proposed Treasury Regulation Section 1.162-27(e)(3) or such other regulations as may be issued in proposed, temporary or final form under Code Section 162(m).

    (b) The Committee shall act by a majority of its members at the time in office and eligible to vote on any particular matter, and such action may be taken either by a vote at a meeting or in writing without a meeting.

    (c) Subject to the provisions of the Plan, the Committee shall from time to time and at its discretion take the following actions:

           (i) grant Awards;

           (ii)  determine  which  employees,  officers,  directors  and   other
       individuals performing substantial and important services may be granted Awards under the Plan;

          (iii) determine whether any Option shall be an ISO or NQSO;

          (iv) determine the number of shares subject to each Award;

           (v) determine the term of each Award granted under the Plan;

          (vi) determine the date or dates on which the Award granted shall be exercisable;

          (vii) determine the exercise price of any Award granted;

         (viii) determine the Fair Market Value of the Common Stock subject to the Awards granted;

          (ix) determine the terms of any agreement pursuant to which Awards are granted;

           (x) amend any such agreement with the consent of the Grantee;

          (xi) establish  performance-based goals  within  the meaning  of  Code
       Section 162(m);

          (xii) establish such procedures as it deems appropriate for a recipient of an Award hereunder to designate a beneficiary to whom any benefits payable in the event of his or her death are to be made; and

         (xiii) determine any other matters specifically delegated to it under the Plan or necessary for the proper administration of the Plan.

    The Committee shall also have the final authority and discretion to interpret and construe the terms of the Plan and of any Award granted and such interpretation and construction by the Committee shall be final, binding and conclusive upon all persons including, without limitation, the Company, stockholders of the Company or any subsidiary, the Plan, and all persons claiming an interest in the Plan. Notwithstanding anything contained in this Section to the contrary, no term of the Plan relating to ISOs shall be interpreted, nor shall any discretion or authority of the Committee be exercised, so as to disqualify the Plan under Code Section 422 or, without the consent of the Grantee, to disqualify any ISO under Code Section 422 or in a manner inconsistent with Rule 16b-3.

    (d) No member of the Committee or director shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Award granted hereunder.

    13. TAX WITHHOLDING. The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver shares or securities of the Company upon exercise of an Award, that the Grantee of such Award pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant issued under the Plan may provide by the grant that the Grantee of such Award may elect, in accordance with any applicable regulations of the authority issuing such regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares. The Grantee shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares previously owned by such Grantee or a portion of the shares that were or otherwise would be distributed to such Grantee pursuant to such Award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

    14.  SECURITIES LAW REQUIREMENTS.

    (a) No Award granted pursuant to this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to acquire or sell any shares of Common Stock subject to any such Option or pay any shares of Common Stock in settlement of a SAR, if such exercise, acquisition and sale would, in the opinion of counsel for the Company, violate the Act (or other federal or state statutes having similar requirements), as it may be in effect at that time. In this regard, the Committee may demand the representations described in Sections 6(b) and 22.

    (b) Each Award shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such Award under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such Award or the issue of shares thereunder, such Award may not be exercised in whole or in part, unless such listing, qualification, consent or approval shall have been affected or obtained free of any conditions not acceptable to the Board.

    (c) No person who acquires shares of Common Stock under the Plan may, during any period of time that such person is an affiliate of the Company within the meaning of the rules and regulations of the Securities and Exchange Commission under the Act, sell such shares of Common Stock, unless such offer and sale is made (i) pursuant to an effective registration statement under the Act, which is current and includes the shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the Act, such as that set forth in Rule 144 promulgated under the Act.

    (d) With respect to any Reporting Person, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or any action by an authority under the Plan fails to so comply, such provision or action shall, without further action by any person, be deemed to be automatically amended to the extent necessary to effect compliance with

Rule 16b-3, provided that if such provision or action cannot be amended to effect such compliance, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the appropriate authority. Each Award to a Reporting Person under the Plan shall be deemed issued subject to the foregoing qualification.

    15. FOREIGN PARTICIPANTS. In order to facilitate the making of an Award and to foster and promote achievement of the purposes of the Plan, the Committee may provide for such special terms for Awards to Grantees who are foreign nationals, or who are employed by the Company outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as the Plan; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate the inconsistency without further approval by the shareholders of the Company.

    16.  AMENDMENT OR TERMINATION OF THE PLAN.

    The Board may amend or terminate the Plan at any time, except that approval of the holders of a majority of the outstanding voting stock of the Company is required for amendments which:

           (i) decrease the minimum exercise price for ISOs or tandem SARs;

           (ii) extend the term of the Plan beyond ten (10) years;

          (iii) extend the maximum terms of the Awards granted hereunder  beyond
       (10) ten years;

          (iv) withdraw the administration of the Plan from the Committee appointed pursuant to Section 12;

           (v) change the class of eligible employees, officers, directors and other Grantees;

          (vi) increase the aggregate number of shares of Common Stock which may be issued pursuant to the provisions of the Plan;

          (vii) otherwise require stockholder approval to comply with Rule 16b-3 or any other applicable law, regulation, or listing requirement or to qualify for an exemption or characterization that is deemed desirable by the Board.

    Notwithstanding   the  foregoing,  the  Board  may,  without  the  need  for stockholders' approval, amend the Plan in any respect to qualify ISOs as incentive stock options under Code Section 422.

    Any Award that may be made pursuant to an amendment to the Plan that shall have been adopted without the approval of the stockholders of the Company shall be null and void as to persons subject to Section 16(a) of the Act if it is subsequently determined that such approval was required in order for the Plan to continue to satisfy the applicable conditions of Rule 16b-3.

    Furthermore, technical or clarifying amendments shall be made by the Committee, not the Board.

    17.   NO  OBLIGATION TO EXERCISE  OPTION OR SAR.   The granting  of an Award
shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise such Award.

    18. NO LIMITATION ON RIGHTS OF THE COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    19. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any recipient of any Award hereunder shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any recipient of any Award hereunder for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any recipient of any Award hereunder and to treat him or her without regard to the effect which such treatment might have upon him or her as the recipient of any Award hereunder.

    20. EXPENSES OF THE PLAN. All of the expenses of the Plan shall be paid by the Company.

    21. FUNDING. The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Grantee or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

    22. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Common Stock pursuant to the exercise of an Option, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any exchange upon which shares of Common Stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Act (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws, regulations and requirements, that the recipient of any Award hereunder make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable, including, without limitation, a written representation from a stockholder that the stock is being purchased for investment and not for distribution, acknowledging that such shares have not been registered under the Act, as amended and agreeing that such shares may not be sold or transferred unless there is an effective Registration Statement for them under the Act, or, in the opinion of counsel to the Company, that such sale or transfer is not in violation of the Act.

    23. EFFECT UPON OTHER COMPENSATION. Nothing contained herein shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its employees or directors. The effect under any other benefit plan of the Company of an inclusion in income by virtue of an Award hereunder shall be determined under such other plan.

    24. GRANTEE TO HAVE NO RIGHTS AS A STOCKHOLDER. No Grantee of any Option shall have any rights as a stockholder with respect to any shares subject to his or her Option prior to the date on which he or she is recorded as the holder of such shares on the records of the Company. No Grantee of any Option shall have the rights of a stockholder until he or she has paid in full the Option price.

    25. NOTICE. Notice to the Committee shall be deemed given if in writing and mailed to Arnold L. Wadler, Esq., c/o Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137 by first class, certified mail. Notice to the Grantee or the Grantee's estate, if applicable, shall be given by registered mail to such person's last known address.

    26. GOVERNING LAW. Except to the extent preempted by federal law, this Plan and all Option agreements and SAR agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, determined without regard to its conflict of law rules.

METROMEDIA INTERNATIONAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, AUGUST 29, 1996


        The undersigned hereby appoints Silvia Kessel, Arnold L. Walder and Robert A. Maresca, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Annual Meeting") of Stockholders of Metromedia International Group, Inc. ("MIG"), to be held on August 29, 1996 commencing at 9:30 a.m., local time, in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any and all adjournments thereof, all of the shares of common stock, par value $1.00 per share, of MIG ("Common Stock") according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following, as more fully set forth in the Proxy Statement of MIG, dated August 6, 1996.


Please mark
your votes as
indicated in
this example
X
GRANT AUTHORITY
to vote for
all nominees
(except as otherwise
specified below).
WITHHOLD
AUTHORITY
to vote for all
nominees.
FOR        AGAINST  ABSTAIN
FOR        AGAINSTABSTAIN
  1. To elect three Class I directors to serve until the 1999 Annual Meeting of Stockholders of MIG and until their respective successors are elected and qualified.

          Nominees:
          John P. Imlay, Jr., John W. Kluge and Stuart Subotnick
  3.To approve and adopt the Metromedia International Group, Inc. 1996 Incentive Stock Plan.

  4. To ratify the appointment by the MIGBoard of Directors of KPMG Peat Marwick LLP as MIG's independent auditors for the fiscal year ending December 31, 1996.

  5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
  2. To approve and adopt an amendment to MIG's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 400,000,000 shares.
WITHHELD FOR: (Write that nominee's name on the space provided below).
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO
DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1-5 LISTED ABOVE.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
Signature(s)____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________
PROXY

METROMEDIA INTERNATIONAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS, AUGUST 29, 1996


        The undersigned hereby appoints Silvia Kessel, Arnold L. Walder and Robert A. Maresca, and each of them, with full power of substitution, the true and lawful attorneys in fact, agents and proxies of the undersigned to vote at the annual meeting (the "Annual Meeting") of Stockholders of Metromedia International Group, Inc. ("MIG"), to be held on August 29, 1996 commencing at 9:30 a.m., local time, in the Concourse Level, 1285 Avenue of the Americas, New York, New York 10019, and any and all adjournments thereof, all of the shares of common stock, par value $1.00 per share, of MIG ("Common Stock") according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the following, as more fully set forth in the Proxy Statement of MIG, dated August 6, 1996.

Chemical Mellon style
Please mark
your votes as
indicated in
this example
X
GRANT AUTHORITY
to vote for
all nominees
(except as otherwise
specified below).
WITHHOLD
AUTHORITY
to vote for all
nominees.
FOR        AGAINST  ABSTAIN
FOR        AGAINSTABSTAIN
 1. To elect three Class I directors to serve until the 1999 Annual Meeting of Stockholders of MIG and until their respective successors are elected and qualified.

          Nominees:
          John P. Imlay, Jr., John W. Kluge and Stuart Subotnick
  3.To approve and adopt the Metromedia International Group, Inc. 1996 Incentive Stock Plan.

  4. To ratify the appointment by the MIGBoard of Directors of KPMG Peat Marwick LLP as MIG's independent auditors for the fiscal year ending December 31, 1996.

  5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
  2. To approve and adopt an amendment to MIG's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 400,000,000 shares.
WITHHELD FOR: (Write that nominee's name on the space provided below).
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO
DIRECTION IS GIVEN HEREIN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1-5 LISTED ABOVE.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
Signature(s)__________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
Date:_________________________________________________________________________
______________________________________________________________________________
Please sign exactly as name(s) appear on this Proxy Card. When Shares held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
FOLD AND DETACH HERE